                                           MERCANTILE MUTUAL FUNDS
                                           INSTITUTIONAL SHARES

[PHOTO]
                                           Prospectus
                                           March 31, 2000

                                           MONEY MARKET PORTFOLIOS
                                           Treasury Money Market Portfolio
                                           Money Market Portfolio

                                           TAXABLE BOND PORTFOLIOS
                                           U.S.Government Securities Portfolio
                                           Intermediate Corporate Bond Portfolio
                                           Bond Index Portfolio
                                           Government & Corporate Bond Portfolio

                                           STOCK PORTFOLIOS
                                           Balanced Portfolio
                                           Equity Income Portfolio
                                           Equity Index Portfolio
                                           Growth & Income Equity Portfolio
                                           Growth Equity Portfolio
                                           Small Cap Equity Portfolio
                                           Small Cap Equity Index Portfolio
                                           International Equity Portfolio



As with all mutual funds,the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF FIRSTAR]

                                    Contents

                   Introduction
------------------------------------------------------------
                    3  Overview
                   Risk/Return Summary
------------------------------------------------------------
                    4  Treasury Money Market Portfolio
                    7  Money Market Portfolio
                   10  U.S. Government Securities Portfolio
                   14  Intermediate Corporate Bond Portfolio
                   18  Bond Index Portfolio
                   22  Government & Corporate Bond Portfolio
                   26  Balanced Portfolio
                   30  Equity Income Portfolio
                   33  Equity Index Portfolio
                   37  Growth & Income Equity Portfolio
                   40  Growth Equity Portfolio
                   43  Small Cap Equity Portfolio
                   47  Small Cap Equity Index Portfolio
                   51  International Equity Portfolio
                   55  Additional Information on Risk
                   Your Account
------------------------------------------------------------
                   56  Explanation of Sales Price
                   57  How to Buy Shares
                   58  How to Sell Shares
                   59  How to Exchange Shares
                   59  Administrative Services Fees
                   59  General Transaction Policies
                   Distributions and Taxes
------------------------------------------------------------
                   60  Dividends and Distributions
                   61  Taxation
                   Management of the Fund
------------------------------------------------------------
                   63  The Adviser
                   63  The Sub-Adviser
                   Financial Highlights
------------------------------------------------------------
                   64  Introduction
                   65  Financial Highlights

Introduction                                                       Overview

                 This prospectus describes the Institutional Shares of fourteen investment portfolios (the "Portfolios") offered by Mercantile Mutual Funds, Inc. (the "Fund"). On the following pages, you will find important information about each Portfolio, including:
                 . A description of the Portfolio's investment objective
                   (sometimes referred to as its goal);
                 . The Portfolio's principal investment strategies (the steps it takes to try to meet its goal);
                 . The principal risks associated with the Portfolio (factors that may prevent it from meeting its goal);
                 . The Portfolio's past performance (how successful it's been in meeting its goal); and
                 . The fees and expenses you pay as an investor in the
                   Portfolio.

Who may want     The Treasury Money Market Portfolio may be appropriate for
to invest in     investors who want a way to earn money market returns from
the              U.S. Treasury obligations that are generally exempt from
Portfolios?      state and local taxes. The Money Market Portfolio may be
                 appropriate for investors who want a flexible and convenient way to manage cash while earning money market returns.

                 The Taxable Bond Portfolios may be appropriate for investors who seek current income from their investments greater than that normally available from a money market fund and can accept fluctuations in price and yield. The Portfolios may not be appropriate for investors who are investing for long-term capital appreciation.

                 The Stock Portfolios may be appropriate for investors who seek capital growth over the long term and are comfortable with the risks of stock markets. The Portfolios may not be appropriate for investors who are investing for short-term goals or are mainly seeking current income.

                 Before investing in a Portfolio, you should carefully consider:
                 . Your own investment goals
                 . The amount of time you are willing to leave your money
                   invested
                 . How much risk you are willing to take.

The              Firstar Investment Research & Management Company, LLC, which
Investment       is referred to in this prospectus as "FIRMCO" or the
Adviser          "Adviser," serves as the investment adviser to each
                 Portfolio. FIRMCO is a subsidiary of Firstar Corporation, a banking and financial services organization.

                 An investment in the Portfolios is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Money Market Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios. You could also lose money by investing in one of the Taxable Bond or Stock Portfolios.

Risk/Return Summary                              Treasury Money Market Portfolio

--------------------------------------------------------------------------------
Money market instruments are short-term obligations issued by banks, corporations, the U.S. Government and state and local governments. Money market instruments purchased by the Money Market Portfolios must meet strict requirements as to investment quality, maturity and diversification. The Money Market Portfolios generally do not invest in securities with maturities of more than 397 days and the average maturity of all securities held by a particular Money Market Portfolio must be 90 days or less. Prior to purchasing a money market instrument for one of the Money Market Portfolios, the Adviser must determine that the instrument carries very little credit risk.
--------------------------------------------------------------------------------
Investment Objective

The Portfolio's investment objective is to seek a high level of current income exempt from state income tax consistent with liquidity and security of principal.

Principal Investment Strategies

The Portfolio invests substantially all (but not less than 65%) of its total assets in money market instruments issued by the U.S. Treasury and certain U.S. Government agencies and instrumentalities that provide income that is generally not subject to state income tax.

Principal Risk Considerations

The yield paid by the Portfolio will vary with changes in interest rates. During periods of rising interest rates, the Portfolio's yield will tend to be lower than prevailing market rates, while during periods of falling interest rates, the Portfolio's yield will tend to be higher.

Although U.S. Government securities, particularly U.S. Treasury obligations, have historically involved little risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

The Adviser evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

There's no guarantee the Portfolio will be able to preserve the value of your investment at $1.00 per share.

Risk/Return Summary                              Treasury Money Market Portfolio

Return History

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table shows the Portfolio's average annual returns for one year and since inception. Both the bar chart and table assume reinvestment of all dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.
   Institutional Shares
   Year-by-Year Total Returns
   (as of December 31 each year)

                                    [GRAPH]

                 1996          1997         1998          1999
                 4.43%         4.54%        4.34%         3.93%


       Best quarter:   1.14% for the quarter ending September 30, 1997
       Worst quarter:  0.92% for the quarter ending March 31, 1999

     -------------------------------------------------------------------------

               Average Annual Total Returns
               for the periods ended December 31, 1999
              -----------------------------------------------------------------

                                 Since
                        1 Year Inception*
                        -----------------
  Institutional Shares  3.93%    4.44%
-----------------------------------------

 *January 26, 1995.

 To obtain the Portfolio's current 7-day yield, please call 1-800-452-2724.

Risk/Return Summary                             Treasury Money Market Portfolio


The table on the right shows the fees and expenses that you pay if you buy and hold Institutional Shares of the Treasury Money Market Portfolio.
This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
      Fees and Expenses

  Annual Portfolio Operating
  Expenses
  (expenses that are deducted
  from the                       Institutional
  Portfolio's assets)               Shares
  Management Fees                   .40%/1/
 ---------------------------------------------
  Distribution (12b-1) Fees            None
 ---------------------------------------------
  Other Expenses                    .55%/1/
 ---------------------------------------------
  Total Annual Portfolio
   Operating Expenses               .95%/1/
----------------------------------------------

 /1/ Management Fees, Other Expenses and Total Annual Portfolio Operating
     Expenses for the Portfolio's Institutional Shares for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio's Institutional Shares at a certain level. Management Fees, Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .35%, .45% and .80%, respectively, for Institutional Shares. These fee waivers and expense reimbursements may be revised or cancelled at any time.

      Example


                         1     3     5     10
                        Year Years Years Years
  Institutional Shares  $97  $303  $525  $1,166
-----------------------------------------------

Risk/Return Summary                                     Money Market Portfolio

Investment Objective

The Portfolio's investment objective is to seek current income with liquidity and stability of principal.

Principal Investment Strategies

The Portfolio invests substantially all (but not less than 80%) of its total assets in a broad range of U.S. dollar-denominated money market instruments, including commercial paper, notes and bonds issued by U.S. and foreign corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, and obligations issued by U.S. and foreign banks, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits.

The Portfolio will only buy a money market instrument if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or only one such rating if only one organization has rated the instrument. If the money market instrument is not rated, the Adviser must determine that it is of comparable quality to eligible rated instruments.

Principal Risk Considerations

The yield paid by the Portfolio will vary with short-term interest rates. During periods of rising interest rates, the Portfolio's yield will tend to be lower than prevailing market rates, while during periods of falling interest rates, the Portfolio's yield will tend to be higher.

Although credit risk is very low because the Portfolio only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

The Adviser evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

There's no guarantee the Portfolio will be able to preserve the value of your investment at $1.00 per share.

Risk/Return Summary                                      Money Market Portfolio

Return History

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table shows the Portfolio's average annual returns for one year, five years and since inception. Both the bar chart and table assume reinvestment of all dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

   Institutional Shares
   Year-by-Year Total Returns
   (as of December 31 each year)


                                    [GRAPH]

          1995          1996          1997         1998          1999
          5.36%         4.77%         4.96%        4.90%         4.50%


       Best quarter:   1.34% for the quarter ending June 30, 1995
       Worst quarter:  1.04% for the quarter ending June 30, 1999

     -------------------------------------------------------------------------

               Average Annual Total Returns
               for the periods ended December 31, 1999
              -----------------------------------------------------------------

                                         Since
                        1 Year 5 Years Inception*
                     ----------------------------
  Institutional Shares  4.50%   4.90%    4.67%
-------------------------------------------------

 * January 3, 1994.

 To obtain the Portfolio's current 7-day yield, please call 1-800-452-2724.

Risk/Return Summary                                      Money Market Portfolio

The table on the right shows the fees and expenses that you pay if you buy and hold Institutional Shares of the Money Market Portfolio.
This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
      Fees and Expenses

  Annual Portfolio Operating Expenses
  (expenses that are deducted from the       Institutional
  Portfolio's assets)                           Shares
  Management Fees                               .40%/1/
 ---------------------------------------------------------
  Distribution (12b-1) Fees                        None
 ---------------------------------------------------------
  Other Expenses                                .57%/1/
 ---------------------------------------------------------
  Total Annual Portfolio Operating Expenses     .97%/1/
----------------------------------------------------------

 /1/ Management Fees, Other Expenses and Total Annual Portfolio Operating
     Expenses for the Portfolio's Institutional Shares for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio's Institutional Shares at a certain level. Management Fees, Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .35%, .47% and .82%, respectively, for Institutional Shares. These fee waivers and expense reimbursements may be revised or cancelled at any time.

      Example

                         1     3     5     10
                        Year Years Years Years
  Institutional Shares  $99  $309  $536  $1,190
-----------------------------------------------

Risk/Return Summary                        U.S. Government Securities Portfolio

--------------------------------------------------------------------------------
Repurchase agreements are transactions in which a Portfolio buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Portfolio on a certain date and at a certain price.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mortgage-backed securities are certificates representing ownership interests in a pool of mortgage loans, and include those issued by the Government National Mortgage Association ("Ginnie Maes"), the Federal National Mortgage Association ("Fannie Maes") and the Federal Home Loan Mortgage Corporation ("Freddie
Macs").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Manager

David A. Bethke is the person primarily responsible for the day-to-day management of the Portfolio. Mr. Bethke, Senior Associate, has been with FIRMCO and its affiliates since 1987 and has eight years of prior investment experience. He has managed the Portfolio since it commenced operations in 1988.
--------------------------------------------------------------------------------
Investment Objective

The Portfolio's investment objective is to seek a high rate of current income that is consistent with relative stability of principal.

Principal Investment Strategies

The Portfolio normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government and its agencies, including U.S. Treasury bonds, notes and bills, as well as in repurchase agreements backed by such obligations. The Portfolio also invests in mortgage-backed securities issued by U.S. Government-sponsored entities such as Ginnie Maes, Fannie Maes and Freddie Macs. The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Portfolio will vary from one to 30 years. Under normal conditions, however, the Adviser does not expect the Portfolio's average weighted maturity to exceed 10 years when adjusted for the expected average life of any mortgage-backed securities held by the Portfolio.

Principal Risk Considerations

The prices of debt securities tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates may also cause certain debt securities held by the Portfolio, including mortgage-backed securities, to be paid off much sooner or later than expected. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Portfolio may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Portfolio may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations, the value of its debt securities will fall. Securities issued or guaranteed by the U.S. Government and its agencies have historically involved little risk of loss of principal if held to maturity. Certain U.S. Government securities, such as Ginnie Maes, are supported by the full faith and credit of the U.S. Treasury. Others, such as Freddie Macs, are supported by the right of the issuer to borrow from the U.S. Treasury.

Risk/Return Summary                         U.S. Government Securities Portfolio

Other securities, such as Fannie Maes, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the issuers, and still others are supported by the issuer's own credit.

Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement.

The Adviser evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Risk/Return Summary                         U.S. Government Securities Portfolio

Return History

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare to those of a broad-based market index. Both the bar chart and table assume reinvestment of all dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.
--------------------------------------------------------------------------------
Know your index

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government bonds.
--------------------------------------------------------------------------------
   Institutional Shares
   Year-by-Year Total Returns
   (as of December 31 each year)


                                    [GRAPH]

          1995          1996          1997         1998          1999
         14.87%         3.09%         6.27%        6.44%         0.77%


       Best quarter:   5.39% for the quarter ending June 30, 1995
       Worst quarter:  -0.93% for the quarter ending March 31, 1996

     -------------------------------------------------------------------------

               Average Annual Total Returns
               for the periods ended December 31, 1999
              -----------------------------------------------------------------

                                                                       Since
                                                      1 Year 5 Years Inception*
                                -----------------------------------------------
  Institutional Shares                                0.77%   6.18%    5.42%
                                -----------------------------------------------
  Lehman Brothers Intermediate Government Bond Index  0.49%   6.93%    6.31%
-------------------------------------------------------------------------------

 * June 7, 1994 for Institutional Shares; May 31, 1994 for the Lehman Brothers Intermediate Government Bond Index.

Risk/Return Summary                         U.S. Government Securities Portfolio


The table on the right shows the fees and expenses that you pay if you buy and hold Institutional Shares of the U.S. Government Securities Portfolio.
This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
      Fees and Expenses

  Annual Portfolio Operating Expenses
  (expenses that are deducted from the       Institutional
  Portfolio's assets)                           Shares
  Management Fees                               .45%
 ---------------------------------------------------------
  Distribution (12b-1) Fees                        None
 ---------------------------------------------------------
  Other Expenses                                .64%/1/
 ---------------------------------------------------------
  Total Annual Portfolio Operating Expenses    1.09%/1/
----------------------------------------------------------

 /1/ Other Expenses and Total Annual Portfolio Operating Expenses for the
     Portfolio's Institutional Shares for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio's Institutional Shares at a certain level. Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .53% and .98%, respectively, for Institutional Shares. These fee waivers and expenses reimbursements may be revised or cancelled at any time.


      Example

                         1     3     5     10
                        Year Years Years Years
  Institutional Shares  $111 $347  $601  $1,329
-----------------------------------------------

Risk/Return Summary                       Intermediate Corporate Bond Portfolio

--------------------------------------------------------------------------------
Investment grade debt securities are those of medium credit quality or better as determined by a national rating agency, such as Standard & Poor's Ratings Group (debt securities rated in the four highest rating categories, i.e. BBB or higher) and Moody's Investors Service, Inc. (debt securities rated in the four highest rating categories, i.e. Baa or higher). The higher the credit rating, the less likely it is that the issuer of the securities will default on its principal and interest payments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average weighted maturity gives you the average time until all debt securities in a Portfolio come due or mature. It is calculated by averaging the time to maturity of all debt securities held by a Portfolio with each maturity "weighted" according to the percentage of assets it represents.
--------------------------------------------------------------------------------
Investment Objective

The Portfolio's investment objective is to seek as high a level of current income as is consistent with preservation of capital.

Principal Investment Strategies

The Portfolio normally invests at least 65% of its total assets in corporate debt obligations. These include obligations that are issued by U.S. and foreign business corporations and obligations issued by agencies, instrumentalities or authorities that are organized as corporations by the United States, by states or political subdivisions of the United States, or by foreign governments or political subdivisions. The Portfolio also invests in obligations issued or guaranteed by U.S. or foreign governments, their agencies and instrumentalities and in mortgage-backed securities, including Ginnie Maes, Fannie Maes and Freddie Macs.

The Portfolio may only purchase investment grade debt obligations. Under normal market conditions, however, the Portfolio intends to invest at least 65% of its total assets in debt obligations rated in one of the three highest rating categories. Unrated debt obligations will be purchased only if they are determined by the Adviser to be at least comparable in quality at the time of purchase to eligible rated securities. Occasionally, the rating of a security held by the Portfolio may be downgraded to below investment grade. If that happens, the Portfolio does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Portfolio.

In making investment decisions, the Adviser will consider a number of factors including current yield, maturity, yield to maturity, anticipated changes in interest rates, and the overall quality of the investment. The Portfolio's average weighted maturity will generally be between three and ten years.

Risk/Return Summary                        Intermediate Corporate Bond Portfolio

--------------------------------------------------------------------------------
Portfolio Manager

David A. Bethke is the person primarily responsible for the day-to-day management of the Portfolio. Mr. Bethke, Senior Associate, has been with FIRMCO and its affiliates since 1987 and has eight years of prior investment experience. He has managed the Portfolio since it commenced operations in 1997.
--------------------------------------------------------------------------------

Principal Risk Considerations

The prices of debt securities tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain debt securities held by the Portfolio, including callable securities and mortgage-backed securities, to be paid off much sooner or later than expected. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Portfolio may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Portfolio may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall.

Foreign investments may be riskier than U.S. investments because of currency exchange rate volatility, government restrictions, different accounting standards and political instability. In addition, investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

The Adviser evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Risk/Return Summary                       Intermediate Corporate Bond Portfolio


Return History

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table shows how the Portfolio's average annual returns for one year and since inception compare to those of a broad-based market index. Both the bar chart and table assume reinvestment of all dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

--------------------------------------------------------------------------------
Know your index

The Lehman Brothers Intermediate Corporate Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. corporate bonds.
--------------------------------------------------------------------------------
   Institutional Shares
   Year-by-Year Total Returns
   (as of December 31 each year)


                                    [GRAPH]

                              1998          1999
                              8.77%        -2.47%


       Best quarter:   5.25% for the quarter ending September 30, 1998
       Worst quarter:  -1.49% for the quarter ending June 30, 1999

     -------------------------------------------------------------------------

               Average Annual Total Returns
               for the periods ended December 31, 1999
              -----------------------------------------------------------------

                                                              Since
                                                     1 Year Inception*
                                --------------------------------------
  Institutional Shares                               -2.47%   4.71%
                                --------------------------------------
  Lehman Brothers Intermediate Corporate Bond Index   0.16%   5.52%
----------------------------------------------------------------------

 * February 10, 1997 for Institutional Shares; January 31, 1997 for the Lehman Brothers Intermediate Corporate Bond Index.

Risk/Return Summary                     Intermediate Corporate Bond Portfolio

The table on the right shows the fees and expenses that you pay if you buy and hold Institutional Shares of the Intermediate Corporate Bond Portfolio.



This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
      Fees and Expenses

  Annual Portfolio Operating Expenses
  (expenses that are deducted from the       Institutional
  Portfolio's assets)                           Shares
  Management Fees                                 .55%
 ---------------------------------------------------------
  Distribution (12b-1) Fees                       None
 ---------------------------------------------------------
  Other Expenses                                  .64%/1/
 ---------------------------------------------------------
  Total Annual Portfolio Operating Expenses      1.19%/1/
----------------------------------------------------------

 /1/ Other Expenses and Total Annual Portfolio Operating Expenses for the
     Portfolio's Institutional Shares for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio's Institutional Shares at a certain level. Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .54% and 1.09%, respectively, for Institutional Shares. These fee waivers and expense reimbursements may be revised or cancelled at any time.


      Example

                         1     3     5     10
                        Year Years Years Years
  Institutional Shares  $121 $378  $654  $1,443
-----------------------------------------------

Risk/Return Summary                                        Bond Index Portfolio

--------------------------------------------------------------------------------
Indexing is a strategy whereby a Portfolio attempts to weight its securities to match those of a broadly-based securities index in an attempt to approximate the index's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of
Lehman Brothers' Government/Corporate Bond Index, its Mortgage Backed
Securities Index and its Asset Backed Securities Index. Lehman Brothers, Inc. does not endorse any securities in the Lehman Brothers Aggregate Bond Index and is not a sponsor of, or affiliated in any way with, the Portfolio.
--------------------------------------------------------------------------------
Investment Objective

The Portfolio's investment objective is to seek to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. Government, mortgage-backed, asset-backed and corporate debt securities as represented by the Lehman Brothers Aggregate Bond Index, which is referred to in this prospectus as the "Lehman Aggregate."

The Portfolio's investment objective can be changed by the Fund's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies

The Portfolio uses an "indexing" strategy through the use of computer models to approximate the investment performance of the Lehman Aggregate. The Adviser generally selects securities for the Portfolio on the basis of their weightings in the Lehman Aggregate and will only purchase a security for the Portfolio that is included in the Lehman Aggregate at the time of such purchase. Because of the large number of securities listed in the Lehman Aggregate, the Portfolio cannot invest in all of them. Instead, the Portfolio holds a representative sample of approximately 100 of the securities in the Lehman Aggregate, selecting one or two securities to represent an entire "class" or type of security in the Lehman Aggregate. The Portfolio will invest substantially all (but not less than 80%) of its total assets in securities listed in the Lehman Aggregate.

The Portfolio's average weighted maturity will vary from time to time depending on the maturity of the securities in the Lehman Aggregate. Under normal conditions, however, the Adviser does not expect the Portfolio's average weighted maturity to exceed nine years.

Under normal market conditions, it is expected that the quarterly performance of the Portfolio, before expenses, will track the performance of the Lehman Aggregate within a .95 correlation coefficient.

Risk/Return Summary                                     Bond Index Portfolio


Principal Risk Considerations

The prices of debt securities tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain debt securities held by the Portfolio, including callable securities and mortgage-backed securities, to be paid off much sooner or later than expected. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Portfolio may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Portfolio may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall.

There is the additional risk that the Portfolio will fail to match the investment results of the Lehman Aggregate as a result of shareholder purchase and redemption activity, transaction costs, expenses and other factors.

Risk/Return Summary                                    Bond Index Portfolio


Return History

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table shows how the Portfolio's average annual returns for one year and since inception compare to those of the Lehman Aggregate. Both the bar chart and table assume reinvestment of all dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

      Institutional Shares
      Year-by-Year Total Returns
      (as of December 31 each year)


                                    [GRAPH]

                              1998          1999
                              8.68%        -1.81%


       Best quarter:   4.60% for the quarter ending September 30, 1998
       Worst quarter:  -1.08% for the quarter ending June 30, 1999

     -------------------------------------------------------------------------

               Average Annual Total Returns
               for the periods ended December 31, 1999
              -----------------------------------------------------------------

                                 Since
                        1 Year Inception*
                        -----------------
  Institutional Shares  -1.81%   5.13%
                        -----------------
  Lehman Aggregate       0.82%   5.79%
-----------------------------------------

 * February 10, 1997 for Institutional Shares; January 31, 1997 for the Lehman Aggregate.

Risk/Return Summary                                      Bond Index Portfolio

The table on the right shows the fees and expenses that you pay if you buy and hold Institutional Shares of the Bond Index Portfolio.
This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
      Fees and Expenses

  Annual Portfolio Operating Expenses
  (expenses that are deducted from the       Institutional
  Portfolio's assets)                           Shares
  Management Fees                               .30%
 ---------------------------------------------------------
  Distribution (12b-1) Fees                        None
 ---------------------------------------------------------
  Other Expenses                                .63%/1/
 ---------------------------------------------------------
  Total Annual Portfolio Operating Expenses     .93%/1/
----------------------------------------------------------

/1/ Other Expenses and Total Annual Portfolio Operating Expenses for the
    Portfolio's Institutional Shares for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio's Institutional Shares at a certain level. Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .53% and .83%, respectively, for Institutional Shares. These fee waivers and expense reimbursements may be revised or cancelled at any time.


      Example

                         1     3     5     10
                        Year Years Years Years
  Institutional Shares  $95  $296  $515  $1,143
-----------------------------------------------

Risk/Return Summary                      Government & Corporate Bond Portfolio
--------------------------------------------------------------------------------
Portfolio Manager

George J. Schupp is the person primarily responsible for the day-to-day management of the Portfolio. Mr. Schupp, FIRMCO's Director of Fixed-Income Management, has been with FIRMCO and its affiliates since 1983 and has 7 years of prior investment experience. He has managed the Portfolio since February 1998.
--------------------------------------------------------------------------------
Investment Objective

The Portfolio's investment objective is to seek the highest level of current income consistent with conservation of capital.

Principal Investment Strategies

The Portfolio invests substantially all of its assets in a broad range of debt obligations, including corporate obligations and U.S. Government obligations. Corporate obligations may include bonds, notes and debentures. U.S. Government obligations may include U.S. Treasury obligations and obligations of certain U.S. Government agencies. The Portfolio also invests in mortgage-backed securities, including Ginnie Maes, Fannie Maes and Freddie Macs. Although the Portfolio invests primarily in the debt obligations of U.S. issuers, it may from time to time invest up to 10% of its total assets in U.S. dollar-denominated debt obligations of foreign corporations and governments.

The Portfolio may only purchase investment grade debt obligations, which are those rated in one of the four highest rating categories by one or more national rating agencies, such as Standard & Poor's Ratings Group or Moody's Investors Service Inc. Under normal market conditions, however, the Portfolio intends to invest at least 65% of its total assets in debt obligations rated in one of the three highest rating categories. Unrated debt obligations will be purchased only if they are determined by the Adviser to be at least comparable in quality at the time of purchase to eligible rated securities. Occasionally, the rating of a security held by the Portfolio may be downgraded to below investment grade. If that happens, the Portfolio does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Portfolio.

In making investment decisions, the Adviser considers a number of factors including credit quality, the price of the security relative to that of other securities in its sector, current yield, maturity, yield to maturity, anticipated changes in interest rates and other economic factors, liquidity, and the overall quality of the investment.

The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Portfolio will vary from one to 30 years. The Portfolio's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

Risk/Return Summary                       Government & Corporate Bond Portfolio

Principal Risk Considerations

The prices of debt securities tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain debt securities held by the Portfolio, including callable securities and mortgage-backed securities, to be paid off much sooner or later than expected. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Portfolio may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Portfolio may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall.

Foreign investments may be riskier than U.S. investments because of currency exchange rate volatility, government restrictions, different accounting standards and political instability. In addition, investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

The Adviser evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Risk/Return Summary                      Government & Corporate Bond Portfolio

      Institutional Shares
      Year-by-Year Total Returns
      (as of December 31 each year)


                                    [GRAPH]

          1995          1996          1997         1998          1999
         16.61%         1.83%         8.24%        8.67%        -2.06%


       Best quarter:   5.60% for the quarter ending June 30, 1995
       Worst quarter:  -2.79% for the quarter ending March 31, 1996

     -------------------------------------------------------------------------

               Average Annual Total Returns
               for the periods ended
               December 31, 1999
              -----------------------------------------------------------------
Return History

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare to those of a broad-based market index. Both the bar chart and table assume reinvestment of all dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

--------------------------------------------------------------------------------
Know your index

The Lehman Brother Aggregate Bond Index is an unmanaged index made up of Lehman Brothers' Government/Corporate Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index.
--------------------------------------------------------------------------------

                                                          Since
                                        1 Year  5 Years Inception*
                                ----------------------------------
  Institutional Shares                  -2.06%   6.47%     4.86%
                                ----------------------------------
  Lehman Brothers Aggregate Bond Index  -0.82%   7.73%     5.88%
------------------------------------------------------------------

 * January 3, 1994 for Institutional Shares; December 31, 1993 for the Lehman Brothers Aggregate Bond Index.

Risk/Return Summary                       Government & Corporate Bond Portfolio


The table on the right shows the fees and expenses that you pay if you buy and hold Institutional Shares of the Government & Corporate Bond Portfolio.
This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
      Fees and Expenses

  Annual Portfolio Operating
  Expenses
  (expenses that are deducted
  from the                       Institutional
  Portfolio's assets)               Shares
  Management Fees                   .45%
 ---------------------------------------------
  Distribution (12b-1) Fees            None
 ---------------------------------------------
  Other Expenses                    .63%/1/
 ---------------------------------------------
  Total Annual Portfolio
   Operating Expenses              1.08%/1/
----------------------------------------------

/1/ Other Expenses and Total Annual Portfolio Operating Expenses for the
    Portfolio's Institutional Shares for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio's Institutional Shares at a certain level. Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .52% and .97%, respectively, for Institutional Shares. These fee waivers and expense reimbursements may be revised or cancelled at any time.

      Example

                         1     3     5     10
                        Year Years Years Years
  Institutional Shares  $110 $343  $595  $1,317
-----------------------------------------------

Risk/Return Summary                                        Balanced Portfolio

--------------------------------------------------------------------------------
Total return consists of net income (dividend and/or interest income from Portfolio securities, less expenses of the Portfolio) and capital gains and losses, both realized and unrealized, from Portfolio securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment grade bonds are those of medium credit quality or better as determined by a national rating agency, such as Standard & Poor's Ratings Group (bonds rated BBB or higher) and Moody's Investors Service, Inc. (bonds rated
Baa or higher). The higher the credit rating, the less likely it is that the bond issuer will default on its principal and interest payments.
--------------------------------------------------------------------------------

Investment Objective

The Portfolio's investment objective is to maximize total return through a combination of growth of capital and current income consistent with the preservation of capital.

Principal Investment Strategies

The Portfolio invests in a combination of equity securities (such as stocks), fixed-income securities (such as bonds) and money market instruments in weightings the Adviser believes will offer attractive total returns over time. In making asset allocation decisions, the Adviser evaluates forecasts for inflation, interest rates and long-term corporate earnings growth. The Adviser then examines the potential effect of these factors on each asset group over a one- to three-year time period using its own dynamic computer models. These models show the statistical impact of the Adviser's economic outlook upon the future returns of each asset group. The Adviser periodically will increase or decrease the Portfolio's allocations to equities and fixed-income securities based on which class appears relatively more attractive than the other. For example, if the Adviser expects more rapid economic growth leading to better corporate earnings, it will increase the Portfolio's holdings of equity securities and reduce its holdings of fixed-income securities and money market instruments.

In selecting equity securities, the Adviser considers historical and projected earnings, the price/earnings relationship and company growth and asset value. In selecting fixed income securities, the Adviser seeks those issues representing the best value among various sectors, and also considers credit quality, prevailing interest rates and liquidity.

Under normal market conditions, the Portfolio invests at least 25% of its total assets in fixed-income securities and no more than 75% of its total assets in equity securities. The actual percentages will vary from time to time based on the Adviser's economic and market outlooks. The Portfolio's equity securities will consist mainly of common stocks of companies with large market capitalizations, and its fixed-income securities will consist mainly of investment grade bonds, including U.S. Government securities. Occasionally, the rating of a fixed-income security held by the Portfolio may be downgraded to below investment grade. If that happens, the Portfolio does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Portfolio.

The Portfolio may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

Risk/Return Summary                                        Balanced Portfolio

--------------------------------------------------------------------------------
Portfolio Manager

Peter Merzian, a Senior Associate of FIRMCO, is responsible for the day-to-day management of the Portfolio. He has been with FIRMCO and its affiliates since 1993 and has managed the Portfolio since May 1996. He also manages the Fund's three municipal bond portfolios.
--------------------------------------------------------------------------------

Principal Risk Considerations

The Portfolio invests in stocks and other equity securities, which may decline in value over short or extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. This could cause the value of your investment in the Portfolio to fluctuate.

The Portfolio also invests in fixed-income securities, which lose value when interest rates increase (but increase in value when interest rates decline). Longer-term fixed-income securities are more susceptible to these fluctuations in interest rates than short-term fixed-income securities.

To the extent that the Portfolio emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those companies or market sectors. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

Changes in interest rates may cause certain fixed-income securities, such as callable securities and mortgage-backed securities, to be paid off much sooner or later than expected. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Portfolio may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Portfolio may suffer from the inability to invest in higher-yielding securities.

Fixed-income securities are subject to other risks, including the risk that the issuer will be unable to make payments of principal and interest.

The Adviser evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Risk/Return Summary                                        Balanced Portfolio

Return History

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare to those of broad-based market indexes. Both the bar chart and table assume reinvestment of all dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

--------------------------------------------------------------------------------
Know your index

The S&P 500 Index is an unmanaged index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ.

The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of
Lehman Brothers' Government/ Corporate Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index.
--------------------------------------------------------------------------------
   Institutional Shares
   Year-by-Year Total Returns
   (as of December 31 each year)


                                    [GRAPH]

          1995          1996          1997         1998          1999
         25.99%        11.99%        18.08%       11.29%         7.79%


       Best quarter:   11.05% for the quarter ending December 31, 1998
       Worst quarter:  -7.49% for the quarter ending September 30, 1998

     -------------------------------------------------------------------------

               Average Annual Total Returns
               for the periods ended
               December 31, 1999
              -----------------------------------------------------------------

                                          1      5      Since
                                        Year   Years  Inception*
                       -----------------------------------------
  Institutional Shares                   7.79% 14.85%   11.84%
                       -----------------------------------------
  S&P 500 Index                         21.04% 28.56%   23.55%
                       -----------------------------------------
  Lehman Brothers Aggregate Bond Index  -0.82%  7.73%    5.88%
----------------------------------------------------------------

 * January 3, 1994 for Institutional Shares; December 31, 1993 for the S&P 500 Index and the Lehman Brothers Aggregate Bond Index.

Risk/Return Summary                                           Balanced Portfolio


The table on the right shows the fees and expenses that you pay if you buy and hold Institutional Shares of the Balanced Portfolio.

This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
      Fees and Expenses

  Annual Portfolio Operating Expenses
  (expenses that are deducted from the       Institutional
  Portfolio's assets)                           Shares
  Management Fees                               .75%
 ---------------------------------------------------------
  Distribution (12b-1) Fees                        None
 ---------------------------------------------------------
  Other Expenses                                .63%/1/
 ---------------------------------------------------------
  Total Annual Portfolio Operating Expenses    1.38%/1/
----------------------------------------------------------

 /1/ Other Expenses and Total Annual Portfolio Operating Expenses for the
     Portfolio's Institutional Shares for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio's Institutional Shares at a certain level. Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .53% and 1.28%, respectively, for Institutional Shares. These fee waivers and expense reimbursements may be revised or cancelled at any time.

      Example

                         1     3     5     10
                        Year Years Years Years
  Institutional Shares  $140 $437  $755  $1,657
-----------------------------------------------

Risk/Return Summary                                     Equity Income Portfolio

--------------------------------------------------------------------------------
Market capitalization is a common measure of the size of a company. It is the market price of a share of the company's stock multiplied by the number of outstanding shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value stocks are those that appear to be underpriced based on valuation measures, such as lower price-to-earnings and price-to-book value ratios.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Manager

FIRMCO's Equity Committee is responsible for the day-to-day management of the Portfolio. The Committee and its predecessor have managed the Portfolio since 1998.
--------------------------------------------------------------------------------
Investment Objective

The Portfolio's investment objective is to seek to provide an above-average level of income consistent with long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in the common stocks of value companies with large market capitalizations (generally, $5 billion or higher). In selecting these stocks, the Adviser evaluates a number of quantitative factors, including dividend yield, current and future earnings potential compared to stock prices and total return potential. The Adviser also examines other measures of valuation, including cash flow, asset value and book value.

Under normal market conditions, the Portfolio invests at least 65% of its total assets in income-producing (dividend-paying) equity securities, primarily common stocks. These stocks generally will be listed on a national stock exchange or will be unlisted stocks with established over-the-counter markets. Many such stocks may offer above-average dividend yields, with corresponding above-average levels of income, in each case as compared to the S&P 500 Index.

The Portfolio may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

Principal Risk Considerations

The Portfolio invests in stocks and other equity securities, which may decline in value over short or extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. This could cause the value of your investment in the Portfolio to fluctuate. In addition, the Portfolio is subject to the additional risk that the value stocks it typically holds may not perform as well as other types of stocks, such as growth stocks.

To the extent that the Portfolio emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those companies or market sectors. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Adviser evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Risk/Return Summary                                  Equity Income Portfolio

Return History

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table shows how the Portfolio's average annual returns for one year and since inception compare to those of a broad-based market index. Both the bar chart and table assume reinvestment of all dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

--------------------------------------------------------------------------------
Know your index

The Russell 1000 Value Index is an unmanaged index that measures the performance of the stocks in the Russell 1000 Index with less than average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000 Index consists of the 1,000 largest U.S. companies as ranked by total market capitalization.
--------------------------------------------------------------------------------
   Institutional Shares
   Year-by-Year Total Returns
   (as of December 31 each year)


                                    [GRAPH]

                              1998          1999
                             10.82%        -2.85%


       Best quarter:   11.90% for the quarter ending March 31, 1998
       Worst quarter:  -8.75% for the quarter ending September 30, 1998

     -------------------------------------------------------------------------
               Average Annual Total Returns
               for the periods ended December 31, 1999
              -----------------------------------------------------------------

                                     Since
                            1 Year Inception*
                            -----------------
  Institutional Shares      -2.85%    9.99%
                            -----------------
  Russell 1000 Value Index   7.35%   17.41%
---------------------------------------------

 * February 27, 1997 for Institutional Shares; February 28, 1997 for the Russell 1000 Value Index.

Risk/Return Summary                                  Equity Income Portfolio

The table on the right shows the fees and expenses that you pay if you buy and hold Institutional Shares of the Equity Income Portfolio.
This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
      Fees and Expenses

  Annual Portfolio Operating Expenses
  (expenses that are deducted from the       Institutional
  Portfolio's assets)                           Shares
  Management Fees                                 .75%
 ---------------------------------------------------------
  Distribution (12b-1) Fees                       None
 ---------------------------------------------------------
  Other Expenses                                  .63%/1/
 ---------------------------------------------------------
  Total Annual Portfolio Operating Expenses      1.38%/1/
----------------------------------------------------------

/1/ Other Expenses and Total Annual Portfolio Operating Expenses for the
    Portfolio's Institutional Shares for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio's Institutional Shares at a certain level. Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .53% and 1.28% respectively, for Institutional Shares. These fee waivers and expense reimbursements may be revised or cancelled at any time.

      Example

                         1     3     5     10
                        Year Years Years Years
  Institutional Shares  $140 $437  $755  $1,657
-----------------------------------------------

Risk/Return Summary                                   Equity Index Portfolio

--------------------------------------------------------------------------------
Indexing is a strategy whereby a Portfolio attempts to weight its securities to match those of a broadly-based securities index in an attempt to approximate the index's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The S&P 500 Index is an unmanaged index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 Index is heavily weighted with the stocks of large companies. S&P does not endorse any stock in the S&P 500 Index and is not a sponsor of, or affiliated in any way with, the Portfolio.
--------------------------------------------------------------------------------
Investment Objective

The Portfolio's investment objective is to seek to provide investment results that, before the deduction of operating expenses, approximate the price and yield performance of U.S. publicly traded common stocks with large stock market capitalizations, as represented by the Standard & Poor's 500 Index, which is referred to in this prospectus as the "S&P 500 Index."

The Portfolio's investment objective can be changed by the Fund's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies

The Portfolio uses an "indexing" strategy through the use of computer models to approximate the investment performance of the S&P 500 Index. The Portfolio invests substantially all (at least 80%) of its total assets in securities listed in the S&P 500 Index and typically will hold all 500 stocks represented in the Index. In general, each stock's percentage weighting in the Portfolio is based on its weighting in the Index. When stocks are removed from or added to the Index, those changes are reflected in the Portfolio. The Portfolio periodically "rebalances" its holdings as dictated by changes in shareholder purchase and redemption activity and in the composition of the S&P 500 Index.

To the extent that, from time to time, the stocks in a particular market sector, such as technology, comprise a significant proportion of the S&P 500 Index, those stocks will be represented in substantially the same proportion in the Portfolio.

Under normal market conditions, it is expected that the quarterly performance of the Portfolio, before expenses, will track the performance of the S&P 500 Index within a .95 correlation coefficient.

Risk/Return Summary                                      Equity Index Portfolio


Principal Risk Considerations

The Portfolio invests in stocks and other equity securities, which may decline in value over short or extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. This could cause the value of your investment in the Portfolio to fluctuate. In addition, the Portfolio is subject to the additional risk that the large-capitalization stocks it typically holds may not perform as well as other types of stocks, such as small-capitalization stocks.

To the extent that the stocks in a particular market sector, such as technology, comprise a significant portion of the S&P 500 Index and, correspondingly, of the Portfolio's holdings, the Portfolio will be especially susceptible to the risks associated with investments in those market sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

There is the additional risk that the Portfolio's investment results may fail to match those of the S&P 500 Index as a result of shareholder purchase and redemption activity, transaction costs, expenses and other factors.

Risk/Return Summary                                      Equity Index Portfolio

Return History

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table shows how the Portfolio's average annual returns for one year and since inception compare to those of the S&P 500 Index. Both the bar chart and table assume reinvestment of all dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

      Institutional Shares
      Year-by-Year Total Returns
      (as of December 31 each year)


                                    [GRAPH]

                           1998                 1999
                         27.98%               20.12%

       Best quarter:   21.10% for the quarter ending December 31, 1998
       Worst quarter:  -9.96% for the quarter ending September 30, 1998

     -------------------------------------------------------------------------

               Average Annual Total Returns
               for the periods ended December 31, 1999
              -----------------------------------------------------------------

                                 Since
                        1 Year Inception*
                        -----------------
  Institutional Shares  20.12%   26.73%
                        -----------------
  S&P 500 Index         21.04%   27.35%
-----------------------------------------

 * May 1, 1997 for Institutional Shares; April 30, 1997 for the S&P 500 Index.

Risk/Return Summary                                   Equity Index Portfolio

The table on the right shows the fees and expenses that you pay if you buy and hold Institutional Shares of the Equity Index Portfolio.
This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
      Fees and Expenses

  Annual Portfolio Operating Expenses
  (expenses that are deducted from the       Institutional
  Portfolio's assets)                           Shares
  Management Fees                                .30%
 ---------------------------------------------------------
  Distribution (12b-1) Fees                      None
 ---------------------------------------------------------
  Other Expenses                                 .65%/1/
 ---------------------------------------------------------
  Total Annual Portfolio Operating Expenses      .95%/1/
----------------------------------------------------------

/1/ Other Expenses and Total Annual Portfolio Operating Expenses for the
    Portfolio's Institutional Shares for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio's Institutional Shares at a certain level. Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .55% and .85%, respectively, for Institutional Shares. These fee waivers and expense reimbursements may be revised or cancelled at any time.


      Example

                         1     3     5     10
                        Year Years Years Years
  Institutional Shares  $97  $303  $525  $1,166
-----------------------------------------------

Risk/Return Summary                            Growth & Income Equity Portfolio

--------------------------------------------------------------------------------
Portfolio Manager

FIRMCO's Equity Committee is responsible for the day-to-day management of the Portfolio. The Committee and its predecessor have managed the Portfolio since 1998.
--------------------------------------------------------------------------------
Investment Objective

The Portfolio's investment objective is to provide long-term capital growth, with income a secondary consideration.

Principal Investment Strategies

The Portfolio invests primarily in common stocks. The Adviser selects stocks based on a number of factors related to historical and projected earnings and the price/earnings relationship as well as company growth and asset value, consistency of earnings growth and earnings quality. The Adviser favors the stocks of those companies which are believed to have superior revenue and earnings growth prospects relative to their peers and to their price/earnings ratios.

Stocks purchased for the Portfolio generally will be listed on a national stock exchange or will be unlisted securities with an established over-the-counter market. These stocks tend to pay dividends, so many of the Portfolio's investments may produce some income. Nevertheless, income is not a primary factor in the stock selection process.

The Portfolio may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

Principal Risk Considerations

The Portfolio invests in stocks and other equity securities, which may decline in value over short or extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. This could cause the value of your investment in the Portfolio to fluctuate.

To the extent that the Portfolio emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those companies or market sectors. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.


The Adviser evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Risk/Return Summary                         Growth & Income Equity Portfolio

Return History

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare to those of a broad-based market index. Both the bar chart and table assume reinvestment of all dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

--------------------------------------------------------------------------------
Know your index

The S&P 500 Index is an unmanaged index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ.
--------------------------------------------------------------------------------
      Institutional Shares
      Year-by-Year Total Returns
      (as of December 31 each year)


                                    [GRAPH]

          1995          1996          1997         1998          1999
         33.98%        19.04%        27.22%       13.12%        13.50%


       Best quarter:   18.51% for the quarter ending December 31, 1998
       Worst quarter:  -14.41% for the quarter ending September 30, 1998

     -------------------------------------------------------------------------

               Average Annual Total Returns
               for the periods ended December 31, 1999
              -----------------------------------------------------------------

                                 5      Since
                        1 Year Years  Inception*
                        ------------------------
  Institutional Shares  13.50% 21.10%   17.21%
                        ------------------------
  S&P 500 Index         21.04% 28.56%   23.55%
------------------------------------------------

 * January 3, 1994 for Institutional Shares; December 31, 1993 for the S&P 500 Index.

Risk/Return Summary                            Growth & Income Equity Portfolio

The table on the right shows the fees and expenses that you pay if you buy and hold Institutional Shares of the Growth & Income Equity Portfolio.
This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
      Fees and Expenses

  Annual Portfolio Operating Expenses
  (expenses that are deducted from the       Institutional
  Portfolio's assets)                           Shares
  Management Fees                                 .55%
 ---------------------------------------------------------
  Distribution (12b-1) Fees                       None
 ---------------------------------------------------------
  Other Expenses                                  .61%/1/
 ---------------------------------------------------------
  Total Annual Portfolio Operating Expenses      1.16%/1/
----------------------------------------------------------

/1/ Other Expenses and Total Annual Portfolio Operating Expenses for the
    Portfolio's Institutional Shares for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio's Institutional Shares at a certain level. Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .49% and 1.04%, respectively, for Institutional Shares. These fee waivers and expense reimbursements may be revised or cancelled at any time.


      Example

                         1     3     5     10
                        Year Years Years Years
  Institutional Shares  $118 $368  $638  $1,409
-----------------------------------------------

Risk/Return Summary                                    Growth Equity Portfolio

--------------------------------------------------------------------------------
Growth stocks may offer above-average revenue and earnings potential and accompanying capital growth, typically with a lower dividend yield than value stocks.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Manager

Walter Dewey, Chartered Financial Analyst, is responsible for the day-to-day management of the Portfolio. He has been with FIRMCO and its affiliates for 16 years and has managed the Portfolio since February 2000.
--------------------------------------------------------------------------------
Investment Objective

The Portfolio's investment objective is capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in the common stocks of growth companies. In selecting securities for the Portfolio, the Adviser evaluates a company's earnings history and the risk and volatility of the company's business. The Adviser also considers other factors, such as product position and the ability to increase market share, but the ability to increase company earnings is the primary consideration.

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks or other equity securities, such as preferred stocks, convertible securities and warrants. Typically, the Portfolio's stocks are those of large- and medium-capitalization companies that are listed on the New York Stock Exchange, the American Stock Exchange or NASDAQ.

The Portfolio may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

Principal Risk Considerations

The Portfolio invests in stocks and other equity securities, which may decline in value over short or extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. This could cause the value of your investment in the Portfolio to fluctuate. In addition, the Portfolio is subject to the additional risk that the growth stocks it typically holds may not perform as well as other types of stocks, such as value stocks.

To the extent that the Portfolio emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those companies or market sectors. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.


The Adviser evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Risk/Return Summary                                  Growth Equity Portfolio


Return History+

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table shows how the Portfolio's average annual returns for one year and since inception compare to those of a broad-based market index. Both the bar chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

--------------------------------------------------------------------------------
Know your index

The S&P 500 Index is an unmanaged index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ.
--------------------------------------------------------------------------------
      Institutional Shares
      Year-by-Year Total Returns
      (as of December 31 each year)


                                    [GRAPH]

                              1998          1999
                             30.04%        24.11%

       Best quarter:   25.66% for the quarter ending December 31, 1998
       Worst quarter:  -11.85% for the quarter ending September 30, 1998

     -------------------------------------------------------------------------

               Average Annual Total Returns
               for the periods ended December 31, 1999
              -----------------------------------------------------------------

                                 Since
                        1 Year Inception*
                        -----------------
  Institutional Shares  24.11%   25.56%
                        -----------------
  S&P 500 Index         21.04%   24.65%
-----------------------------------------

 + The Portfolio commenced operations on January 4, 1993 as the Arrow Equity
   Portfolio, a separate investment portfolio (the "Predecessor Portfolio") of Arrow Funds. On November 24, 1997, the Predecessor Portfolio was reorganized as a new portfolio of the Fund. Prior to the reorganization, the Predecessor Portfolio offered and sold shares that were similar to the Fund's Investor A Shares.
 * December 2, 1997 for Institutional Shares; November 30, 1997 for the S&P 500 Index.

Risk/Return Summary                                    Growth Equity Portfolio


The table on the right shows the fees and expenses that you pay if you buy and hold Institutional Shares of the Growth Equity Portfolio.
This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      Fees and Expenses

  Annual Portfolio Operating Expenses
  (expenses that are deducted from the       Institutional
  Portfolio's assets)                           Shares
  Management Fees                                 .75%
----------------------------------------------------------
  Distribution (12b-1) Fees                       None
----------------------------------------------------------
  Other Expenses                                  .62%/1/
----------------------------------------------------------
  Total Annual Portfolio Operating Expenses      1.37%/1/
----------------------------------------------------------

/1/ Other Expenses and Total Annual Portfolio Operating Expenses for the
    Portfolio's Institutional Shares for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio's Institutional Shares at a certain level. Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .52% and 1.27%, respectively, for Institutional Shares. These fee waivers and expense reimbursements may be revised or cancelled at any time.


      Example

                         1     3     5     10
                        Year Years Years Years
  Institutional Shares  $139 $434  $750  $1,646
-----------------------------------------------

Risk/Return Summary                                Small Cap Equity Portfolio
--------------------------------------------------------------------------------
Portfolio Manager

Robert J. Anthony, Senior Associate at FIRMCO, and Gregory Glidden, Senior Portfolio Manager at FIRMCO, are responsible for the day-to-day management of the Portfolio. Mr. Anthony has been with FIRMCO and its affiliates for 27 years and has managed the Portfolio since its inception in 1992. Mr. Glidden has been with FIRMCO and its affiliates for 17 years and has co-managed the Portfolio since February 2000.
--------------------------------------------------------------------------------
Investment Objective

The Portfolio's investment objective is capital appreciation.

Principal Investment Strategies

Under normal conditions, the Portfolio invests at least 65% of its total assets in common stocks of small- to medium-sized companies with market capitalizations from $100 million to $2 billion at the time of purchase and which the Adviser believes have above-average prospects for capital appreciation. Stocks purchased by the Portfolio may be listed on a national securities exchange or may be unlisted securities with or without an established over-the-counter market.

The Portfolio also may invest a portion of its assets in larger companies that the Adviser believes offer improved growth possibilities because of rejuvenated management, product changes or other developments likely to stimulate earnings or asset growth. The Portfolio also invests in stocks the Adviser believes are undervalued or to a limited extent in initial public offerings (IPOs) of new companies that demonstrate the potential for price appreciation. The Adviser selects stocks based on a number of factors, including historical and projected earnings, asset value, potential for price appreciation and earnings growth, and quality of the products manufactured or services offered. The Adviser uses a screening process involving a variety of quantitative techniques in evaluating prospects for capital appreciation.

The Portfolio may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

Risk/Return Summary                                   Small Cap Equity Portfolio


Principal Risk Considerations

The Portfolio invests in stocks and other equity securities, which may decline in value over short or extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. This could cause the value of your investment in the Portfolio to fluctuate.

Compared to larger-capitalization stocks, small-capitalization stocks tend to carry greater risk and exhibit greater price volatility because their businesses may not be well-established. In addition, some smaller companies may have specialized or limited product lines, markets or financial resources and may be dependent on one-person management. All of these factors increase risk and may result in more significant losses than the other Mercantile Stock Portfolios. In an effort to reduce the risks inherent in smaller-company stocks, the Portfolio's holdings are diversified over a number of companies and industry groups.

To the extent that the Portfolio emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those companies or market sectors. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.


The Portfolio's performance results may reflect periods of above-average performance attributable to its investing a portion of its assets in the securities of companies offering shares in IPOs. It is possible that the above-average performance of such companies may not be repeated in the future.

The Adviser evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Risk/Return Summary                                 Small Cap Equity Portfolio


Return History

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare to those of a broad-based market index. Both the bar chart and the table assume reinvestment of all dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

--------------------------------------------------------------------------------
Know your index

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization.
--------------------------------------------------------------------------------
      Institutional Shares
      Year-by-Year Total Returns
      (as of December 31 each year)


                                    [GRAPH]

          1995          1996          1997         1998          1999
         16.90%        10.61%        20.50%       -8.02%        16.75%


       Best quarter:   17.00% for the quarter ending June 30, 1999
       Worst quarter:  -24.69% for the quarter ending September 30, 1998

     -------------------------------------------------------------------------

               Average Annual Total Returns
               for the periods ended December 31, 1999
              -----------------------------------------------------------------

                                 5      Since
                        1 Year Years  Inception*
                        ------------------------
  Institutional Shares  16.75% 10.84%    9.34%
                        ------------------------
  Russell 2000 Index    21.26% 16.69%   13.38%
------------------------------------------------

 * January 3, 1994 for Institutional Shares; December 31, 1993 for the Russell 2000 Index.

Risk/Return Summary                                 Small Cap Equity Portfolio

The table on the right shows the fees and expenses that you pay if you buy and hold Institutional Shares of the Small Cap Equity Portfolio.
This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      Fees and Expenses

  Annual Portfolio Operating Expenses
  (expenses that are deducted from the       Institutional
  Portfolio's assets)                           Shares
  Management Fees                                 .75%
 ---------------------------------------------------------
  Distribution (12b-1) Fees                       None
 ---------------------------------------------------------
  Other Expenses                                  .61%/1/
 ---------------------------------------------------------
  Total Annual Portfolio Operating Expenses      1.36%/1/
----------------------------------------------------------

/1/ Other Expenses and Total Annual Portfolio Operating Expenses for the
    Portfolio's Institutional Shares for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio's Institutional Shares at a certain level. Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .51% and 1.26%, respectively, for Institutional Shares. These fee waivers and expense reimbursements may be revised or cancelled at any time.


      Example

                         1     3     5     10
                        Year Years Years Years
  Institutional Shares  $138 $431  $745  $1,635
-----------------------------------------------

Risk/Return Summary                             Small Cap Equity Index Portfolio

--------------------------------------------------------------------------------
Indexing is a strategy whereby a Portfolio attempts to weight its securities to match those of a broadly-based securities index in an attempt to approximate the index's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The S&P SmallCap 600 Index is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The S&P SmallCap 600 Index is heavily weighted with the stocks of small companies with market capitalizations that currently range between $28 million and $4.2 billion. S&P does not endorse any stock in the S&P SmallCap 600 Index and is not a sponsor of, or affiliated in any way with, the Portfolio.
--------------------------------------------------------------------------------
Investment Objective

The Portfolio's investment objective is to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. common stocks with smaller stock market capitalizations, as represented by the S&P SmallCap 600 Index.

The Portfolio's investment objective can be changed by the Fund's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies

The Portfolio uses an "indexing" strategy through the use of computer models to approximate the investment performance of the S&P SmallCap 600 Index. The Portfolio will invest at least 80% of its total assets in securities listed in the S&P SmallCap 600 Index and typically will hold all 600 stocks represented in the Index. Under certain circumstances, however, the Portfolio may not hold all 600 stocks in the Index because of shareholder activity or changes in the Index. In general, each stock's percentage weighting in the Portfolio is based on its weighting in the S&P SmallCap 600 Index. When stocks are removed from or added to the Index, those changes are reflected in the Portfolio. The Portfolio periodically "rebalances" its holdings as dictated by changes in shareholder purchase and redemption activity, and in the composition of the S&P SmallCap 600 Index.

To the extent that, from time to time, the stocks in a particular market sector, such as technology, comprise a significant portion of the S&P SmallCap 600 Index, those stocks will be represented in substantially the same proportion in the Portfolio.

Under normal market conditions, it is expected that the quarterly performance of the Portfolio, before expenses, will track the performance of the S&P SmallCap 600 Index within a .95 correlation coefficient.

Risk/Return Summary                            Small Cap Equity Index Portfolio


Principal Risk Considerations

The Portfolio invests in stocks and other equity securities, which may decline in value over short or extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. This could cause the value of your investment in the Portfolio to fluctuate.

In addition, the Portfolio is subject to the additional risk that the small-capitalization stocks that it holds may not perform as well as other types of stocks. Compared to larger-capitalization stocks, small-capitalization stocks tend to carry greater risk and exhibit greater price volatility because their businesses may not be well-established. In addition, some smaller companies may have specialized or limited product lines, markets or financial resources and may be dependent on one-person management. All of these factors increase risk and may result in more significant losses than the other Mercantile Stock Portfolios. By typically investing in all 600 stocks in the Index, the Portfolio remains broadly diversified, which may reduce some of this risk.

To the extent that the stocks in a particular market sector, such as technology, comprise a significant portion of the S&P SmallCap 600 Index and, correspondingly, of the Portfolio's holdings, the Portfolio will be especially susceptible to the risks associated with investments in those market sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

There is the additional risk that the Portfolio's investment results may fail to match those of the S&P SmallCap 600 Index as a result of shareholder purchase and redemption activity, transaction costs, expenses and other factors.

Risk/Return Summary                            Small Cap Equity Index Portfolio

Return History

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows the performance of the Portfolio's Institutional Shares during the last calendar year. The table shows how the Portfolio's average annual returns for one year and since inception compare to those of the S&P SmallCap 600 Index. Both the bar chart and the table assume reinvestment of all dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

      Institutional Shares
      Year-by-Year Total Returns
      (as of December 31 each year)


                                    [GRAPH]

                                     1999
                                     7.54%


       Best quarter:   15.02% for the quarter ending June 30, 1999
       Worst quarter:  -10.90% for the quarter ending March 31, 1999

     -------------------------------------------------------------------------

               Average Annual Total Returns
               for the periods ended December 31, 1999
              -----------------------------------------------------------------

                                   Since
                          1 Year Inception*
                          -----------------
  Institutional Shares     7.54%   10.09%
                          -----------------
  S&P SmallCap 600 Index  12.40%   12.40%
-------------------------------------------

 * December 30, 1998 for Institutional Shares; December 31, 1998 for the S&P Small Cap 600 Index.

Risk/Return Summary                            Small Cap Equity Index Portfolio


The table on the right shows the fees and expenses that you pay if you buy and hold Institutional Shares of the Small Cap Equity Index Portfolio.
This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      Fees and Expenses

  Annual Portfolio Operating Expenses
  (expenses that are deducted from the       Institutional
  Portfolio's assets)                           Shares
  Management Fees                               .40%
 ---------------------------------------------------------
  Distribution (12b-1) Fees                        None
 ---------------------------------------------------------
  Other Expenses                                .72%/1/
 ---------------------------------------------------------
  Total Annual Portfolio Operating Expenses    1.12%/1/
----------------------------------------------------------

/1/ Other Expenses and Total Annual Portfolio Operating Expenses for the
    Portfolio's Institutional Shares for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio's Institutional Shares at a certain level. Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .62% and 1.02%, respectively, for Institutional Shares. These fee waivers and expense reimbursements may be revised or cancelled at any time.


     Example

                         1     3     5     10
                        Year Years Years Years
  Institutional Shares  $114 $356  $617  $1,363
-----------------------------------------------

Risk/Return Summary                              International Equity Portfolio
--------------------------------------------------------------------------------
Sub-Adviser/Portfolio Manager

FIRMCO has appointed Clay Finlay Inc. ("Clay Finlay" or the "Sub-Adviser") as sub-adviser to assist in the day-to-day management of the Portfolio. Frances Dakers, a principal and senior portfolio manager of Clay Finlay, is responsible for the management of the Portfolio. Ms. Dakers has been with Clay Finlay since January 1982 and has managed the Portfolio since it began operations in 1994.
--------------------------------------------------------------------------------
Investment Objective

The Portfolio's investment objective is to provide capital growth consistent with reasonable investment risk.

Principal Investment Strategies

The Portfolio invests primarily in foreign common stocks, most of which will be denominated in foreign currencies. During normal market conditions, the Portfolio will invest substantially all (at least 80%) of its total assets in the securities of companies that derive more than 50% of their gross revenues outside the United States or have more than 50% of their assets outside the United States. Under normal market conditions, the Portfolio invests in equity securities from at least three foreign countries. Generally, at least 50% of the Portfolio's total assets will be invested in securities of companies located either in the developed countries of Western Europe or in Japan. The Portfolio also may invest in other developed countries in the Far East and in countries with emerging markets or economies.

By investing in various foreign stocks, the Portfolio attempts to achieve broad diversification and to take advantage of differences between economic trends and the performance of securities markets in different countries, regions and geographic areas. In selecting stocks, the Sub-Adviser determines which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool which focuses on valuation ranges. The Sub-Adviser focuses on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. The Sub-Adviser also uses fundamental analysis by evaluating balance sheets, market share and strength of management.

Risk/Return Summary                            International Equity Portfolio

Principal Risk Considerations

Investing in foreign companies involves different risks than investing in U.S. companies due to such factors as foreign government restrictions, different accounting standards and political instability. Although the multinational character of the Portfolio's investments should reduce the effect that events in any one country or geographic area will have on overall performance, negative results in one foreign market may offset gains in, or negatively affect, other foreign markets.

The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

The Portfolio is also subject to currency risk, which is the potential for price fluctuations in the dollar value of the foreign securities which the Portfolio holds because of changing currency exchange rates.

As with U.S. equity markets, foreign markets tend to be cyclical. There are times when stock prices generally increase, and other times when they generally decrease.

The Adviser evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Risk/Return Summary                               International Equity Portfolio

Return History

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare to those of a broad-based market index. Both the bar chart and table assume reinvestment of all dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

--------------------------------------------------------------------------------
Know your index

The Morgan Stanley Capital International Europe, Australasia and Far East
Index, or EAFE Index, is an unmanaged index consisting of companies in Australia, New Zealand, Europe and the Far East.
--------------------------------------------------------------------------------
      Institutional Shares
      Year-by-Year Total Returns
      (as of December 31 each year)


                                    [GRAPH]

          1995          1996          1997         1998          1999
          9.21%        10.00%         4.70%       17.45%        50.47%


       Best quarter:   27.46% for the quarter ending December 31, 1999
       Worst quarter:  -17.15% for the quarter ending September 30, 1998

     -------------------------------------------------------------------------

               Average Annual Total Returns
               for the periods ended December 31, 1999
              -----------------------------------------------------------------

                                 5      Since
                        1 Year Years  Inception*
                        ------------------------
  Institutional Shares  50.47% 17.32%   15.21%
                        ------------------------
  EAFE Index            26.96% 12.83%   11.21%
------------------------------------------------

 * April 24, 1994 (date of initial public investment) for Institutional Shares; April 30, 1994 for the EAFE Index.

Risk/Return Summary                              International Equity Portfolio

The table on the right shows the fees and expenses that you pay if you buy and hold Institutional Shares of the International Equity Portfolio.
This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
      Fees and Expenses

  Annual Portfolio Operating Expenses
  (expenses that are deducted from the       Institutional
  Portfolio's assets)                           Shares
  Management Fees                                1.00%
 ---------------------------------------------------------
  Distribution (12b-1) Fees                       None
 ---------------------------------------------------------
  Other Expenses                                  .75%/1/
 ---------------------------------------------------------
  Total Annual Portfolio Operating Expenses      1.75%/1/
----------------------------------------------------------

 /1/Other Expenses and Total Annual Portfolio Operating Expenses for the
   Portfolio's Institutional Shares for the current year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio's Institutional Shares at a certain level. Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be .59% and 1.59% respectively, for Institutional Shares. These fee waivers and expense reimbursements may be revised or cancelled at any time.


      Example

                         1     3     5     10
                        Year Years Years Years
  Institutional Shares  $178 $551  $949  $2,062
-----------------------------------------------

Risk/Return Summary                            Additional Information on Risk

The principal risks of investing in each Portfolio are described on the previous pages. The following supplements that discussion.

Securities Lending

To obtain interest income, each Portfolio may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is the risk that, when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis. Therefore, the Portfolio may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Temporary Defensive Positions

Each Portfolio may temporarily hold investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income). In addition, each of the Taxable Bond and Stock Portfolios may hold money market instruments, including debt securities issued or guaranteed by the U.S. Government or its agencies, and the International Equity Portfolio may hold debt obligations of U.S. companies having their principal business activities in the U.S. This strategy could prevent a Portfolio from achieving its investment objective and, if utilized by a Stock Portfolio, could reduce the Portfolio's return and affect its performance during a market upswing.

Other Types of Investments

This prospectus describes each Portfolio's principal investment strategies and the particular types of securities in which each Portfolio principally invests. Each Portfolio may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in detail in the Statement of Additional Information ("SAI"), which is referred to on the back cover of this prospectus.

Year 2000 Risks

Over the past several years, the Adviser and the Portfolio's other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Portfolios did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Portfolios' other major service providers are continuing to monitor the Year 2000 or Y2K problem, however, and there can be no assurances that there will be no adverse impact to the Portfolios as a result of future computer-related Y2K difficulties.

Your Account                                         Explanation of Sales Price

--------------------------------------------------------------------------------
Business days defined

A business day with respect to the Stock Portfolios is any day that the New
York Stock Exchange is open for business. A business day with respect to the Money Market and Taxable Bond Portfolios is any day that both the New York
Stock Exchange and the Federal Reserve Banks' Fedline System are open for business. Currently, the Fund observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving, Christmas and, for the Money Market and Taxable Bond Portfolios, Columbus Day and Veterans' Day.
--------------------------------------------------------------------------------
Institutional Shares of the Portfolios are sold at their net asset value (NAV). The NAV for each class of shares of a Money Market Portfolio is determined as of 11:00 a.m. (Central time) and as of the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central time) on every business day. The NAV for each class of shares of a Taxable Bond or Stock Portfolio is determined as of the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central time) on every business day.

The NAV for a class of shares is determined by adding the value of a Portfolio's investments, cash and other assets attributable to a particular share class, subtracting the Portfolio's liabilities attributable that class and then dividing the result by the total number of shares in the class that are outstanding.

 . The investments of each of the Money Market Portfolios are valued at amortized cost, which is approximately equal to market value.

 . The investments of each of the Taxable Bond and Stock Portfolios are valued according to market value. When a market quote is not readily available, the security's value is based on "fair value" as determined by FIRMCO (or Clay Finlay, with respect to the International Equity Portfolio) under the supervision of the Fund's Board of Directors. Foreign securities acquired by the International Equity Fund may be valued in foreign markets on days when the Portfolio's NAV is not calculated. In such cases, the NAV of the Portfolio's shares may be significantly affected on days when investors cannot buy and sell Portfolio shares.

 . A properly placed purchase order (see "How to Buy Shares" on page 57) that is delivered to the Fund by 11:00 a.m. (Central time) on any business day with respect to the Treasury Money Market Portfolio or by 2:00 p.m. (Central time) on any business day with respect to the Money Market Portfolio receives the share price next determined if the Fund receives payment in federal funds or other immediately available funds by 3:00 p.m. (Central time) that day. If payment is not received by that time, the order will be cancelled. A properly placed purchase order that is delivered to the Fund after 11:00 a.m. (Central time) with respect to the Treasury Money Market Portfolio or after 2:00 p.m. (Central time) with respect to the Money Market Portfolio will be placed the following business day.

 . A properly placed purchase order (see "How to Buy Shares" on page 57) for one of the Taxable Bond or Stock Portfolios that is delivered to the Fund before 3:00 p.m. (Central time) on any business day receives the share price determined as of 3:00 p.m. (Central time) that day. If the order is received after 3:00 p.m. (Central time), it will receive the price determined on the next business day. Your financial institution must forward your payment to the Fund no later than 3:00 p.m.(Central time) the next business day after placing the order, or the order will be cancelled.

Your Account                                                 How to Buy Shares

Institutional Shares of the Portfolios are sold to financial institutions, such as banks, trust companies and thrift institutions, that are purchasing shares on behalf of discretionary and non-discretionary accounts for which they do not receive account level asset-based management fees.

If you are purchasing Institutional Shares through a financial institution, you must follow the procedures established by your institution. Your financial institution is responsible for sending your purchase order to the Fund's distributor and wiring payment to the Fund's custodian. Your financial institution holds the shares in your name and receives all confirmations of purchases and sales. Financial institutions placing orders for themselves or on behalf of their customers should call the Fund at 1-800-452-2724.

The Fund does not have any minimum investment requirement for Institutional Shares, but your financial institution may do so. They may also charge transaction fees and require you to maintain a minimum account balance.

Your Account                                             How to Sell Shares

Orders to sell or "redeem" Institutional Shares should be placed with the same financial institution that placed the original purchase order in accordance with the procedures established by that institution. Your financial institution is responsible for sending your order to the Fund's distributor and for crediting your account with the proceeds. The Fund does not currently charge for wiring the proceeds, but your financial institution may do so.

If the shares being sold are represented by share certificates, then the order to sell must be made in writing and mailed to: Mercantile Mutual Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, Wisconsin 53202). The order must be accompanied by the share certificates, properly endorsed for transfer. Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

The Fund's transfer agent may require a signature guarantee unless the redemption proceeds are payable to the shareholder of record and the proceeds are either mailed to the shareholder's address of record or electronically transferred to the account designated on the original account application. A signature guarantee helps prevent fraud, and you may obtain one from most banks and broker/dealers. Contact the Fund for more information on signature guarantees.

Institutional Shares will be sold at the NAV next determined after the Fund accepts an order (see above). If the order to sell is received and accepted by the Fund before 11:00 a.m. (Central time) on a business day with respect to the Treasury Money Market Portfolio or before 2:00 p.m. (Central time) on a business day with respect to the Money Market Portfolio, the proceeds are sent electronically the same day to the financial institution that placed the order. If the order to sell is received and accepted by the Fund after 11:00 a.m. (Central time) on a business day with respect to the Treasury Money Market Portfolio or after 2:00 p.m. (Central time) on a business day with respect to the Money Market Portfolio, or on a non-business day, the proceeds normally are sent electronically to the financial institution on the next business day.

Proceeds from redemptions from the Taxable Bond and Stock Portfolios ordinarily are sent electronically to your financial institution the next business day as long as the Fund receives your order by 3:00 p.m. (Central time) on a business day.

Your Account                                           How to Exchange Shares

The exchange privilege enables shareholders to exchange Institutional Shares of one Portfolio for Institutional Shares of another Portfolio. Contact your financial institution or the Fund's distributor for additional information on the exchange privilege. The exchange privilege may be exercised only in those states where Institutional Shares of the Portfolio being acquired may be legally sold.

Institutional Shares of the Portfolios also may be exchanged for shares of corresponding classes of the Firstar Funds and the Firstar Stellar Funds. Please read the prospectuses for those Funds before investing.

Administrative Services Fees

Institutional Shares of the Portfolios pay administrative services fees at an annual rate of up to 0.25% of each Money Market Portfolio's and up to 0.30% of each Taxable Bond and Stock Portfolio's Institutional Share assets. These fees are paid to financial institutions that provide certain administrative services to their customers who own Institutional Shares.

General Transaction Policies

The Fund reserves the right to:
  . Refuse any order to buy shares.
  . Reject any exchange request.
  . Redeem all shares in an account if the balance falls below $500. If, within 60 days of the Fund's written request, the account balance has not been increased, a shareholder may be required to redeem all shares. The Fund will not require a shareholder to redeem shares if the value of the account drops below $500 due to fluctuations in net asset value.
  . Send redemption proceeds within seven days after receiving a request, if an earlier payment could adversely affect a Portfolio.
  . Modify or terminate the exchange privilege after 60 days' written notice to shareholders.
  . Make a "redemption in kind." Under abnormal conditions that may make payment in cash unwise, the Fund may offer partial or complete payment in portfolio securities rather than cash at such securities' then-market-value equal to the redemption price. In such cases, a shareholder may incur brokerage costs in converting these securities to cash.

Shareholders may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify the shareholder's identity. Shareholders who experience difficulty getting through to the Fund by telephone because of unusual market conditions should consider selling or exchanging their shares by mail.

Distributions and Taxes                            Dividends and Distributions

 .Money Market Portfolios

 Each Money Market Portfolio declares dividends from net investment income daily and pays them monthly. Although the Portfolios do not expect to realize net long-term capital gains, any capital gains realized would be distributed at least annually.

 .Taxable Bond Portfolios

 Each Taxable Bond Portfolio declares dividends from net investment income daily and pays them monthly. Capital gains, if any, are distributed at least once a year. It's expected that each Portfolio's annual distributions will be primarily income dividends.

 .Stock Portfolios

 The Balanced, Equity Income, Equity Index, Growth & Income Equity and Growth Equity Portfolios declare and pay dividends from net investment income monthly. The Small Cap Equity, Small Cap Equity Index and International Equity Portfolios declare and pay dividends from net investment income quarterly. Capital gains, if any, for all of the Portfolios are distributed at least once a year. It's expected that each Portfolio's annual distributions will normally--but not always--consist primarily of capital gains and not ordinary income.

 .All Portfolios

 Dividends on each share class of a Portfolio are determined in the same manner and are paid in the same amount. However, each share class bears all expenses associated with that particular class.

 All of your dividends and capital gains distributions with respect to a particular Portfolio will be reinvested in additional shares of the same class unless you or your financial institution instruct otherwise on your account application or have redeemed all shares you held in the Portfolio. In such cases, dividends and distributions will be paid in cash.

Distributions and Taxes                                             Taxation

As with any investment, you should consider the tax implications of an investment in the Portfolios. The following is only a brief summary of some of the important tax considerations generally affecting the Portfolios and their shareholders under current law, which may be subject to change in the future. Consult your tax adviser with specific reference to your own tax situation.

Each Portfolio contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gains (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you will have held your shares. Other Portfolio distributions will generally be taxable as ordinary income. You will be subject to income tax on distributions regardless whether they are paid in cash or reinvested in additional shares.

Except in the case of a Money Market Portfolio, if you purchase shares just prior to a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Except in the case of a Money Market Portfolio, you will recognize a taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent that any capital gains distributions were received on the shares.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable.

The International Equity Portfolio is expected to be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Portfolio may make an election to treat a proportionate amount of these taxes as a distribution to each shareholder. This will allow each shareholder to either (1) credit such proportionate amount of taxes against U.S. federal income tax liability, or (2) take such amount as an itemized deduction.

A Portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Portfolio receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The Treasury Money Market Portfolio is designed to provide shareholders, to the extent permitted by federal law, with income that is exempt or excluded from taxation at the state or local level.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Portfolio's distributions, if any, that are attributable to interest on U.S. Government securities or interest on securities of a particular state or localities within the state.

Distributions and Taxes

--------------------------------------------------------------------------------
You will be advised at least annually regarding the federal income tax treatment of dividends and distributions made to you. You should save your account statements because they contain information you will need to calculate your capital gains or losses, if any, upon your ultimate sale or exchange of shares in the Portfolios.
--------------------------------------------------------------------------------
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U.S. federal income tax treatment.
For more information regarding the taxation of the Portfolios, consult the SAI under the heading "Additional Information Concerning Taxes." You should also consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Management of the Fund                                          The Adviser

FIRMCO serves as the investment adviser to each Portfolio as a result of FIRMCO's acquisition of all of the assets and liabilities of the Portfolios' former adviser, Mississippi Valley Advisors Inc. ("MVA"), on March 1, 2000. FIRMCO, with its main office at Firstar Center, 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, has been providing advisory services since 1986. As of December 31, 1999, FIRMCO had approximately $35.3 billion in assets under management.

FIRMCO, subject to the general supervision of the Fund's Board of Directors, is responsible for the day-to-day management of the Portfolios in accordance with each Portfolio's respective investment objective and policies. This includes making investment decisions, buying and selling securities and overseeing the administration and recordkeeping for each Portfolio.

In exchange for these services, FIRMCO receives an investment advisory fee, which is calculated daily and paid monthly, according to the average daily net assets of each Portfolio. For the fiscal year ended November 30, 1999, the Portfolios paid MVA advisory fees as follows:

---------------------------------------------------------------
                                       Investment advisory fees
           Portfolio                     as a % of net assets
---------------------------------------------------------------
Treasury Money Market
Portfolio                                        .35%
---------------------------------------------------------------
Money Market Portfolio                           .35%
---------------------------------------------------------------
U.S. Government Securities
Portfolio                                        .45%
---------------------------------------------------------------
Intermediate Corporate Bond
Portfolio                                        .55%
---------------------------------------------------------------
Bond Index Portfolio                             .30%
---------------------------------------------------------------
Government & Corporate Bond Portfolio            .45%
---------------------------------------------------------------
Balanced Portfolio                               .75%
---------------------------------------------------------------
Equity Income Portfolio                          .75%
---------------------------------------------------------------
Equity Index Portfolio                           .30%
---------------------------------------------------------------
Growth & Income Equity
Portfolio                                        .55%
---------------------------------------------------------------
Growth Equity Portfolio                          .75%
---------------------------------------------------------------
Small Cap Equity Portfolio                       .75%
---------------------------------------------------------------
Small Cap Equity Index
Portfolio                                        .32%
---------------------------------------------------------------
International Equity Portfolio                  1.00%
---------------------------------------------------------------

The Sub-Adviser

Clay Finlay Inc., an experienced international investment manager, serves as sub-adviser to the International Equity Portfolio and is responsible for the management of the Portfolio's assets. Clay Finlay manages the Portfolio under the guidance and direction of FIRMCO and according to its sub-advisory agreement with FIRMCO. For its services, Clay Finlay receives from FIRMCO a monthly fee based on a percentage of the Portfolio's average daily net assets.

Founded in 1982, Clay Finlay is a registered investment adviser and a subsidiary of United Asset Management Corporation, a financial services holding company. Clay Finlay's principal office is located at 200 Park Avenue, 56th Floor, New York, NY 10166.

Financial Highlights                                         Introduction

The financial highlights tables presented below are intended to help you understand the financial performance of each Portfolio's Institutional Shares for the past five years (or, if shorter, the period since the Portfolio began operations or the particular shares were first offered). Certain information reflects financial results for a single Institutional Share in each Portfolio. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares, assuming reinvestment of all dividends and distributions. This information has been audited by KPMG LLP, independent auditors, whose report, along with the Portfolios' financial statements, are included in the Fund's Annual Report to Shareholders, and are incorporated by reference into the SAI.

Financial Highlights                             Treasury Money Market Portfolio



                                            Institutional Shares
                              (For a Share outstanding throughout each period)
                                                                    January 26, 1995
                                Year Ended November 30,                    to
                             1999       1998     1997     1996    November 30, 1995(a)
  Net Asset Value,
   Beginning of Period      $  1.00    $  1.00  $  1.00  $  1.00        $  1.00
 -------------------------------------------------------------------------------------
  Investment Activities
   Net investment income      0.038      0.043    0.044    0.044          0.042
   Net realized gains from
    investments                  --(d)      --       --       --             --
 -------------------------------------------------------------------------------------
   Total from Investment
    Activities                0.038      0.043    0.044    0.044          0.042
 -------------------------------------------------------------------------------------
  Distributions
   Net investment income     (0.038)    (0.043)  (0.044)  (0.044)        (0.042)
   Net realized gains            --(d)      --       --       --             --
 -------------------------------------------------------------------------------------
   Total Distributions       (0.038)    (0.043)  (0.044)  (0.044)        (0.042)
 -------------------------------------------------------------------------------------
  Net Asset Value, End of
   Period                   $  1.00    $  1.00  $  1.00  $  1.00        $  1.00
 -------------------------------------------------------------------------------------
   Total Return                3.87%      4.40%    4.53%    4.46%          4.94%(b)
  Ratios/Supplementary
   Data:
   Net Assets at end of
    period (000)            $    62    $   236  $   233  $   299        $    28
   Ratio of expenses to
    average net assets         0.81%      0.81%    0.77%    0.79%          0.92%(c)
   Ratio of net investment
    income to average net
    assets                     3.76%      4.30%    4.44%    4.39%          5.76%(c)
   Ratio of expenses to
    average net assets*        0.95%      0.96%    0.92%    0.94%          1.07%(c)

--------------------------------------------------------------------------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 (a) Period from commencement of operations.
 (b) Represents total return for the Investor A Shares from December 1, 1994 to January 25, 1995 plus the total return for the Institutional Shares from January 26, 1995 to November 30, 1995.
 (c) Annualized.
 (d) Net realized gain and distribution from net realized gain was less than $0.005.

Financial Highlights                                      Money Market Portfolio

                                          Institutional Shares
                                   (For a Share outstanding throughout
                                              each period)
                                         Year Ended November 30,
                                  1999     1998       1997     1996     1995
  Net Asset Value, Beginning of
   Period                        $  1.00  $  1.00    $  1.00  $  1.00  $  1.00
 ------------------------------------------------------------------------------
  Investment Activities
   Net investment income           0.043    0.048      0.048    0.047    0.052
   Net realized gains from
    investments                       --       --(a)      --       --       --
 ------------------------------------------------------------------------------
   Total from Investment
    Activities                     0.043    0.048      0.048    0.047    0.052
 ------------------------------------------------------------------------------
  Distributions
   Net investment income          (0.043)  (0.048)    (0.048)  (0.047)  (0.052)
 ------------------------------------------------------------------------------
   Total Distributions            (0.043)  (0.048)    (0.048)  (0.047)  (0.052)
 ------------------------------------------------------------------------------
  Net Asset Value, End of
   Period                        $  1.00  $  1.00    $  1.00  $  1.00  $  1.00
 ------------------------------------------------------------------------------
   Total Return                     4.43%    4.95%      4.93%    4.81%    5.33%
  Ratio/Supplementary Data:
   Net Assets at end of period
    (000)                        $36,088  $28,536    $22,022  $15,921  $13,340
   Ratio of expenses to average
    net assets                      0.80%    0.78%      0.77%    0.78%    0.77%
   Ratio of net investment
    income to average net
    assets                          4.33%    4.84%      4.83%    4.70%    5.20%
   Ratio of expenses to average
    net assets*                     0.94%    0.93%      0.92%    0.93%    0.92%

--------------------------------------------------------------------------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 (a) Net realized gains per share were less than $0.005.

Financial Highlights                        U.S. Government Securities Portfolio

                                             Institutional Shares
                                           (For a Share outstanding
                                           throughout each period)
                                            Year Ended November 30
                                       1999    1998    1997    1996    1995
  Net Asset Value, Beginning of
   Period                             $10.70  $10.58  $10.64  $10.82  $10.02
 ----------------------------------------------------------------------------
  Investment Activities
   Net investment income                0.53    0.57    0.56    0.62    0.63
   Net realized and unrealized gains
    (losses) from investments          (0.38)   0.12   (0.04)  (0.15)   0.80
 ----------------------------------------------------------------------------
   Total from Investment Activities     0.15    0.69    0.52    0.47    1.43
 ----------------------------------------------------------------------------
  Distributions
   Net investment income               (0.54)  (0.57)  (0.58)  (0.62)  (0.63)
   In excess of net realized gains        --      --      --   (0.03)     --
 ----------------------------------------------------------------------------
   Total Distributions                 (0.54)  (0.57)  (0.58)  (0.65)  (0.63)
 ----------------------------------------------------------------------------
  Net Asset Value, End of Period      $10.31  $10.70  $10.58  $10.64  $10.82
 ----------------------------------------------------------------------------
   Total Return                         1.45%   6.67%   5.10%   4.55%  14.69%
  Ratio/Supplementary Data:
   Net Assets at end of Period (000)  $8,584  $6,140  $7,049  $2,232  $  667
   Ratio of expenses to average net
    assets                              0.98%   0.97%   0.97%   0.96%   0.97%
   Ratio of net investment income to
    average net assets                  5.17%   5.34%   5.52%   5.75%   5.91%
   Ratio of expenses to average net
    assets*                             1.09%   1.07%   1.07%   1.06%   1.07%
   Portfolio turnover**                26.17%  54.57% 100.33%  53.76%  93.76%

--------------------------------------------------------------------------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

Financial Highlights                       Intermediate Corporate Bond Portfolio

                                               Institutional Shares
                                             (For a Share outstanding
                                              throughout the period)
                                         Year Ended       February 10, 1997
                                        November 30,              to
                                         1999     1998   November 30, 1997(a)
  Net Asset Value, Beginning of Period  $10.29   $10.11         $10.00
 ----------------------------------------------------------------------------
  Investment Activities
   Net investment income                  0.57     0.61           0.53
   Net realized and unrealized gains
    (losses)
    from investments                     (0.73)    0.29           0.11
 ----------------------------------------------------------------------------
   Total from Investment Activities      (0.16)    0.90           0.64
 ----------------------------------------------------------------------------
  Distributions
   Net investment income                 (0.57)   (0.61)         (0.53)
   Net realized gains                       --    (0.11)            --
   In excess of net realized gains       (0.01)      --             --
 ----------------------------------------------------------------------------
   Total Distributions                   (0.58)   (0.72)         (0.53)
 ----------------------------------------------------------------------------
  Net Asset Value, End of Period        $ 9.55   $10.29         $10.11
 ----------------------------------------------------------------------------
   Total Return                          (1.56)%   9.32%          6.60%(b)
  Ratios/Supplementary Data:
   Net Assets at end of period (000)    $  996   $1,124         $   27
   Ratio of expenses to average net
    assets                                1.09%    1.07%          0.29%(c)
   Ratio of net investment income to
    average net assets                    5.77%    5.72%          7.06%(c)
   Ratio of expenses to average net
    assets*                               1.19%    1.18%          1.31%(c)
   Portfolio turnover**                  25.71%    9.65%         61.98%

--------------------------------------------------------------------------------

   * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
  ** Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
  (a) Period from commencement of operations.
  (b) Not annualized.
  (c) Annualized.

Financial Highlights                                      Bond Index Portfolio

                                              Institutional Shares
                                 (For a Share outstanding throughout the period)
                                          Year Ended       February 10, 1997
                                         November 30,              to
                                         1999      1998   November 30, 1997(a)
  Net Asset Value, Beginning of Period  $ 10.45   $10.17         $10.00
 -----------------------------------------------------------------------------
  Investment Activities
   Net investment income                   0.56     0.62           0.53
   Net realized and unrealized gains
    (losses) from
    investments                           (0.65)    0.31           0.17
 -----------------------------------------------------------------------------
   Total from Investment Activities       (0.09)    0.93           0.70
 -----------------------------------------------------------------------------
  Distributions
   Net investment income                  (0.57)   (0.62)         (0.53)
   Net realized gains                     (0.04)   (0.03)            --
   In excess of net realized gains        (0.01)      --             --
 -----------------------------------------------------------------------------
   Total Distributions                    (0.62)   (0.65)         (0.53)
 -----------------------------------------------------------------------------
  Net Asset Value, End of Period        $  9.74   $10.45         $10.17
 -----------------------------------------------------------------------------
   Total Return                           (0.90)%   9.47%          7.20%(b)
  Ratios/Supplementary Data:
   Net Assets at end of period (000)    $21,707   $7,034         $   27
   Ratio of expenses to average net
    assets                                 0.83%    0.79%          0.24%(c)
   Ratio of net investment income to
    average net assets                     5.66%    5.77%          7.09%(c)
   Ratio of expenses to average net
    assets*                                0.93%    0.91%          0.95%(c)
   Portfolio turnover**                   21.88%   33.37%         46.16%
--------------------------------------------------------------------------------

   * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
  ** Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
  (a) Period from commencement of operations.
  (b) Not annualized.
  (c) Annualized.

Financial Highlights                       Government & Corporate Bond Portfolio

                                               Institutional Shares
                                (For a Share outstanding throughout each period)
                                             Year Ended November 30,
                                    1999      1998     1997     1996     1995
  Net Asset Value, Beginning of
   Period                          $10.74    $ 10.37  $ 10.34  $ 10.53  $ 9.64
 ------------------------------------------------------------------------------
  Investment Activities
   Net investment income             0.56(a)    0.57     0.56     0.64    0.61
   Net realized and unrealized
    gains (losses) from
    investments                     (0.68)      0.37     0.03    (0.19)   0.89
 ------------------------------------------------------------------------------
   Total from Investment
    Activities                      (0.12)      0.94     0.59     0.45    1.50
 ------------------------------------------------------------------------------
  Distributions
   Net investment income            (0.56)     (0.57)   (0.56)   (0.64)  (0.61)
   Net realized gains               (0.13)        --       --       --      --
   In excess of net realized
    gains                           (0.07)        --       --       --      --
 ------------------------------------------------------------------------------
   Total Distributions              (0.76)     (0.57)   (0.56)   (0.64)  (0.61)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period   $ 9.86    $ 10.74  $ 10.37  $ 10.34  $10.53
 ------------------------------------------------------------------------------
   Total Return                     (1.12)%     9.30%    6.00%    4.51%  15.98%
  Ratios/Supplementary Data:
   Net Assets at end of period
    (000)                          $4,753    $20,835  $16,954  $14,875  $9,413
   Ratio of expenses to average
    net assets                       0.97%      0.96%    0.95%    0.95%   0.95%
   Ratio of net investment income
    to average net assets            5.49%      5.41%    5.55%    6.06%   6.01%
   Ratio of expenses to average
    net assets*                      1.08%      1.06%    1.05%    1.05%   1.05%
   Portfolio turnover**             38.29%     91.14%  140.72%  149.20%  59.32%

--------------------------------------------------------------------------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
 (a) Per share net investment income has been calculated using the daily average share method.

Financial Highlights                                         Balanced Portfolio

                                            Institutional Shares
                                (For a Share outstanding throughout each period)
                                           Year Ended November 30,
                                    1999     1998     1997     1996     1995
  Net Asset Value, Beginning of
   Period                          $ 12.59  $ 13.23  $ 12.54  $ 11.62  $  9.60
 ------------------------------------------------------------------------------
  Investment Activities
   Net investment income              0.28     0.28     0.31     0.32     0.31
   Net realized and unrealized
    gains from investments            0.67     0.83     1.49     1.34     2.02
 ------------------------------------------------------------------------------
   Total from Investment
    Activities                        0.95     1.11     1.80     1.66     2.33
 ------------------------------------------------------------------------------
  Distributions
   Net investment income             (0.27)   (0.28)   (0.37)   (0.32)   (0.31)
   In excess of net investment
    income                              --       --    (0.03)      --       --
   Net realized gains                (0.88)   (1.47)   (0.71)   (0.42)      --
 ------------------------------------------------------------------------------
   Total Distributions               (1.15)   (1.75)   (1.11)   (0.74)   (0.31)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period   $ 12.39  $ 12.59  $ 13.23  $ 12.54  $ 11.62
 ------------------------------------------------------------------------------
   Total Return                       8.24%    9.38%   15.52%   15.08%   24.67%
  Ratios/Supplementary Data:
   Net Assets at end of period
    (000)                          $55,582  $70,962  $61,655  $54,731  $36,827
   Ratio of expenses to average
    net assets                        1.28%    1.26%    1.27%    1.27%    1.27%
   Ratio of net investment income
    to average net assets             2.20%    2.23%    2.56%    2.78%    2.97%
   Ratio of expenses to average
    net assets*                       1.38%    1.36%    1.37%    1.37%    1.37%
   Portfolio turnover**              34.80%   47.79%   43.60%   85.16%   58.16%

--------------------------------------------------------------------------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

Financial Highlights                                    Equity Income Portfolio



                                            Institutional Shares
                               (For a Share outstanding throughout each period)
                                Year Ended November 30,    February 27, 1997 to
                                   1999          1998      November 30, 1997(a)
  Net Asset Value, Beginning
   of Period                    $     10.24   $     11.56         $10.00
 ------------------------------------------------------------------------------
  Investment Activities
   Net investment income               0.14          0.18           0.19
   Net realized and unrealized
    gains (losses) from
    investments                       (0.18)         0.98           1.56
 ------------------------------------------------------------------------------
   Total from Investment
    Activities                        (0.04)         1.16           1.75
 ------------------------------------------------------------------------------
  Distributions
   Net investment income              (0.13)        (0.19)         (0.19)
   Net realized gains                 (2.23)        (2.29)            --
 ------------------------------------------------------------------------------
   Total Distributions                (2.36)        (2.48)         (0.19)
 ------------------------------------------------------------------------------
  Net Asset Value, End of
   Period                       $      7.84   $     10.24         $11.56
 ------------------------------------------------------------------------------
   Total Return                        0.09%+       11.82%         17.64%(b)
  Ratios/Supplementary Data:
   Net Assets at end of period
    (000)                       $        95   $        35         $    1
   Ratio of expenses to
    average net assets                 1.28%         1.23%          0.37%(c)
   Ratio of net investment
    income to average net
    assets                             1.58%         1.40%          2.34%(c)
   Ratio of expenses to
    average net assets*                1.38%         1.32%          1.60%(c)
   Portfolio turnover**               81.84%        98.32%         48.33%

--------------------------------------------------------------------------------

   * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
  ** Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
   + Incurred class specific gains. The total return excluding this would have been (0.07)%.
  (a) Period from commencement of operations.
  (b) Not annualized.
  (c) Annualized.

Financial Highlights                                      Equity Index Portfolio

                                             Institutional Shares
                                (For a Share outstanding throughout the period)
                                 Year Ended November 30,      May 1, 1997 to
                                    1999         1998      November 30, 1997(a)
  Net Asset Value, Beginning of
   Period                        $     14.54  $     11.94         $10.00
 ------------------------------------------------------------------------------
  Investment Activities
   Net investment income                0.09         0.10           0.10
   Net realized and unrealized
    gains from investments              2.74         2.63           1.94
 ------------------------------------------------------------------------------
   Total from Investment
    Activities                          2.83         2.73           2.04
 ------------------------------------------------------------------------------
  Distributions
   Net investment income               (0.08)       (0.11)         (0.10)
   Net realized gains                  (0.18)       (0.02)            --
 ------------------------------------------------------------------------------
   Total Distributions                 (0.26)       (0.13)         (0.10)
 ------------------------------------------------------------------------------
  Net Asset Value, End of
   Period                        $     17.11  $     14.54         $11.94
 ------------------------------------------------------------------------------
   Total Return                        19.83%       23.01%         20.40%(b)
  Ratios/Supplementary Data:
   Net Assets at end of period
    (000)                        $    36,856  $    10,944         $    8
   Ratio of expenses to average
    net assets                          0.85%        0.91%          0.46%(c)
   Ratio of net investment
    income to average net
    assets                              0.51%        0.63%          1.30%(c)
   Ratio of expenses to average
    net assets*                         0.95%        1.03%          1.19%(c)
   Portfolio turnover**                27.84%       14.83%          1.66%

--------------------------------------------------------------------------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
 (a) Period from commencement of operations.
 (b) Not annualized.
 (c) Annualized.

Financial Highlights                           Growth & Income Equity Portfolio

                                            Institutional Shares
                                (For a Share outstanding throughout each period)
                                             Year Ended November 30,
                                   1999      1998     1997     1996     1995
  Net Asset Value, Beginning of
   Period                         $ 19.13  $  21.12  $ 18.67  $ 16.29  $ 12.70
 ------------------------------------------------------------------------------
  Investment Activities
   Net investment income             0.08      0.12     0.12     0.20     0.23
   Net realized and unrealized
    gains from investments           2.29      1.58     3.95     3.33     3.74
 ------------------------------------------------------------------------------
   Total from Investment
    Activities                       2.37      1.70     4.07     3.53     3.97
 ------------------------------------------------------------------------------
  Distributions
   Net investment income            (0.08)    (0.11)   (0.13)   (0.20)   (0.24)
   In excess of net investment
    income                             --     (0.01)   (0.03)   (0.01)      --
   Net realized gains               (1.48)    (3.57)   (1.46)   (0.94)   (0.14)
 ------------------------------------------------------------------------------
   Total Distributions              (1.56)    (3.69)   (1.62)   (1.15)   (0.38)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period  $ 19.94  $  19.13  $ 21.12  $ 18.67  $ 16.29
 ------------------------------------------------------------------------------
   Total Return                     13.61%     9.36%   23.90%   23.08%   31.88%
  Ratios/Supplementary Data:
   Net Assets at end of period
    (000)                         $91,034  $107,133  $92,515  $72,950  $40,228
   Ratio of expenses to average
    net assets                       1.04%     1.04%    1.04%    1.05%    1.05%
   Ratio of net investment
    income to average net assets     0.45%     0.60%    0.60%    1.19%    1.58%
   Ratio of expenses to average
    net assets*                      1.16%     1.14%    1.14%    1.15%    1.15%
   Portfolio turnover**             60.31%    91.23%   57.11%   63.90%   58.50%
--------------------------------------------------------------------------------

   * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
  ** Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

Financial Highlights                                     Growth Equity Portfolio

                                                Institutional Shares
                                 (For a Share outstanding throughout the period)
                                          Year Ended      December 2, 1997 to
                                       November 30, 1999  November 30, 1998(a)
  Net Asset Value, Beginning of
   Period                                   $19.92              $16.27
 -----------------------------------------------------------------------------
  Investment Activities
   Net investment income (loss)               0.03(d)            (0.04)
   Net realized and unrealized gains
    from investments                          4.70                3.70
 -----------------------------------------------------------------------------
   Total from Investment Activities           4.73                3.66
 -----------------------------------------------------------------------------
  Distributions
   In excess of net investment income           --               (0.01)
   Net realized gains                        (2.03)                 --
 -----------------------------------------------------------------------------
   Total Distributions                       (2.03)              (0.01)
 -----------------------------------------------------------------------------
  Net Asset Value, End of Period            $22.62              $19.92
 -----------------------------------------------------------------------------
   Total Return                              26.56%              19.56%(b)
  Ratios/Supplementary Data:
   Net Assets at end of period (000)        $  162              $7,720
   Ratio of expenses to average net
    assets                                    1.27%               1.36%(c)
   Ratio of net investment income to
    average net assets                        0.17%              (0.28)%(c)
   Ratio of expenses to average net
    assets*                                   1.37%               1.46%(c)
   Portfolio turnover**                      21.85%              54.33%

--------------------------------------------------------------------------------

   * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
  ** Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
  (a) Period from commencement of operations.
  (b) Not annualized.
  (c) Annualized.
  (d) Per share net investment income has been calculated using the daily average share method.

Financial Highlights                                 Small Cap Equity Portfolio

                                         Institutional Shares
                            (For a Share outstanding throughout each period)
                                        Year Ended November 30,
                             1999       1998      1997      1996      1995
  Net Asset Value,
   Beginning of Period      $11.82     $ 14.98   $ 13.36   $ 13.40   $ 11.96
 -----------------------------------------------------------------------------
  Investment Activities
   Net investment loss       (0.07)(a)   (0.07)    (0.04)    (0.01)    (0.01)
   Net realized and
    unrealized gains
    (losses) from
    investments               2.10       (1.87)     2.48      1.03      2.36
 -----------------------------------------------------------------------------
   Total from Investment
    Activities                2.03       (1.94)     2.44      1.02      2.35
 -----------------------------------------------------------------------------
  Distributions
   In excess of net
    investment income           --          --        --     (0.01)       --
   Net realized gains        (0.05)      (1.19)    (0.82)    (1.05)    (0.91)
   In excess of net
    realized gains              --       (0.03)       --        --        --
 -----------------------------------------------------------------------------
   Total Distributions       (0.05)      (1.22)    (0.82)    (1.06)    (0.91)
 -----------------------------------------------------------------------------
  Net Asset Value, End of
   Period                   $13.80     $ 11.82   $ 14.98   $ 13.36   $ 13.40
 -----------------------------------------------------------------------------
   Total Return              17.27%     (14.17)%   19.41%     8.39%    21.43%
  Ratios/Supplementary
   Data:
   Net Assets at end of
    period (000)            $2,448     $25,037   $34,395   $30,081   $17,620
   Ratio of expenses to
    average net assets        1.26%       1.25%     1.25%     1.26%     1.26%
   Ratio of net investment
    loss to average net
    assets                   (0.59)%     (0.45)%   (0.29)%   (0.13)%   (0.11)%
   Ratio of expenses to
    average net assets*       1.36%       1.35%     1.35%     1.36%     1.36%
   Portfolio turnover**      72.08%      69.72%    80.23%    65.85%    83.13%
--------------------------------------------------------------------------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
 (a) Per share net investment loss has been calculated using the daily average share method.

Financial Highlights                           Small Cap Equity Index Portfolio

                                             Institutional Shares
                                (For a Share outstanding throughout the period)
                                               December 30, 1998
                                            to November 30, 1999(a)
  Net Asset Value, Beginning
   of Period                                        $ 10.00
 ------------------------------------------------------------------------------
  Investment Activities
   Net investment loss                                   -- (d)
   Net realized and unrealized
    gains from investments                             0.17
 ------------------------------------------------------------------------------
   Total from Investment
    Activities                                         0.17
 ------------------------------------------------------------------------------
  Distributions
   Net investment income                                 -- (d)
 ------------------------------------------------------------------------------
   Total Distributions                                   --
 ------------------------------------------------------------------------------
  Net Asset Value, End of
   Period                                           $ 10.17
 ------------------------------------------------------------------------------
   Total Return                                        1.74%(b)
  Ratios/Supplemental Data:
   Net Assets at end of period
    (000)                                           $14,955
   Ratio of expenses to
    average net assets                                 0.92%(c)
   Ratio of net investment
    loss to average net assets                       (0.06)%(c)
   Ratio of expenses to
    average net assets*                                1.12%(c)
   Portfolio turnover**                               35.27%

--------------------------------------------------------------------------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
 (a) Period from initial public investment.
 (b) Not annualized.
 (c) Annualized.
 (d) Net investment income and distributions from net investment income per share was less than $0.005.

Financial Highlights                            International Equity Portfolio

                                               Institutional Shares
                                (For a Share outstanding throughout each period)
                                              Year Ended November 30,
                                       1999     1998    1997     1996    1995
  Net Asset Value, Beginning of
   Period                             $ 13.25  $11.97  $12.03   $10.75  $ 9.90
 ------------------------------------------------------------------------------
  Investment Activities
   Net investment income (loss)         (0.01)     --   (0.03)    0.01    0.01
   Net realized and unrealized gains
    from investments and foreign
    currency                             4.55    1.78    0.33     1.27    0.86
 ------------------------------------------------------------------------------
   Total from Investment Activities      4.54    1.78    0.30     1.28    0.87
 ------------------------------------------------------------------------------
  Distributions
   Net investment income                (0.03)  (0.01)     --       --      --
   In excess of net investment
    income                              (0.01)  (0.06)  (0.05)      --      --
   Net realized gains                   (0.75)  (0.43)  (0.31)      --   (0.01)
   Tax return of capital                   --      --      --       --   (0.01)
 ------------------------------------------------------------------------------
   Total Distributions                  (0.79)  (0.50)  (0.36)      --   (0.02)
 ------------------------------------------------------------------------------
  Net Asset Value, End of Period      $ 17.00  $13.25  $11.97   $12.03  $10.75
 ------------------------------------------------------------------------------
   Total Return                         36.61%  15.37%   2.59%   11.91%   8.78%
  Ratios/Supplementary Data:
   Net Assets at end of period (000)  $11,307  $8,058  $6,798   $6,059  $2,159
   Ratio of expenses to average net
    assets                               1.56%   1.58%   1.59%    1.44%   1.44%
   Ratio of net investment income
    (loss) to average net assets         0.00%   0.01%  (0.21)%   0.16%   0.13%
   Ratio of expenses to average net
    assets*                              1.75%   1.75%   1.75%    1.76%   1.75%
   Portfolio turnover**                 93.73%  88.95%  75.18%   77.63%  62.78%

--------------------------------------------------------------------------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

Where to find more information

You'll find more information about the Portfolios in the following documents:

Annual and semi-annual reports

The Fund's annual and semi-annual reports contain information about each Portfolio and a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains detailed information about the Portfolios and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by calling the Fund at 1-800-452-2724 or by writing to:

Mercantile Mutual Funds, Inc.

c/o Firstar Mutual Fund Services, LLC
615 E. Michigan Street
P.O. Box 3011
Milwaukee, WI 53201-3011

If you buy your shares through a broker-dealer or other financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Portfolios, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For more information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, D.C. 20549-0102
1-202-942-8090

Reports and other information about the Portfolios are also available on the EDGAR database on the SEC's website at http://www.sec.gov. Copies of this
                                       -------------------
information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.
                                       -------------------




The Fund's Investment Company Act File No. is 811-3567


Form #MFINSTP-00